================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               -----------------

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b) (2)

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                      Not Applicable                   94-1347393
             (Jurisdiction of incorporation or      (I.R.S. Employer
         organization if not a U.S. national bank) Identification No.)

                   420 Montgomery Street
                     San Francisco, Ca                    94163
         (Address of principal executive offices)      (Zip code)

                             Wells Fargo & Company
                         Law Department, Trust Section
                                 MAC N9305-172
                        Sixth and Marquette, 17th Floor
                             Minneapolis, MN 55479
                             (agent for services)

                               -----------------

                            BOYD GAMING CORPORATION
              (Exact name of obligor as specified in its charter)

                          NEVADA                       88-0242733
             (State or other jurisdiction of        (I.R.S. Employer
              incorporation or organization)      |Identification No.)

                 2950 S. INDUSTRIAL ROAD
                    LAS VEGAS, NEVADA                    89109
         (Address of principal executive offices)      (Zip code)

                               -----------------

                   8.75% SENIOR SUBORDINATED NOTES DUE 2012
                      (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency,
          Treasury Department
          Washington, D.C. 20230

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          Federal Reserve Bank of San Francisco
          San Francisco, CA 94120

      (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo
         Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1.  A copy of the Articles of Association of the trustee now in effect.
  *

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001. *

Exhibit 4.  Copy of By-laws of the trustee as now in effect. *

Exhibit 5.  Not applicable.

Exhibit 6.  The consents of United States institutional trustees required by
         Section 321(b) of the Act.

Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.  Not applicable.

Exhibit 9.  Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.

                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California on the day of 4th of June, 2002.

                                           WELLS FARGO BANK,
                                           NATIONAL ASSOCIATION

                                                  /s/  JEANIE MAR
                                           -------------------------------------
                                           Name:  Jeanie Mar
                                           Title: Vice President

                                   Exhibit 6

June 4, 2002

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.


                                        Very truly yours,

                                        WELLS FARGO BANK,
                                        NATIONAL ASSOCIATION

                                        /s/  JEANIE MAR
                                        -----------------------------------
                                        Jeanie Mar
                                        Vice President

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3084-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2004

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                                                             [1]
                                Please refer to page i.
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business March 31, 2002

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

                                    20020331
                                  -----------
                                  (RCRI 9999)

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions. Edge Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Karen B. Martin, Vice President
-----------------------------------------------------
Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

                  /s/ Karen B. Martin
-----------------------------------------------------
Signature of Officer Authorized to Sign Report

                       4/30/02
-----------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Carrie L. Tolstedt
-----------------------------------------------------
Director (Trustee)

/s/ Clyde W. Ostler
-----------------------------------------------------
Director (Trustee)

/s/ Howard Atkins
-----------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or
(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------
FDIC Certificate Number:                                    03511
                                                      -----------------
                                                         (RCRI 9050)

http://www.wellsfargo.com
-----------------------------------------------------------------------
Primary Internet Web Address of Bank
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)

Wells Fargo Bank National Association
-----------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)

San Francisco
-----------------------------------------------------------------------
City (TEXT 9130)

CA                                           94104
-----------------------------------------------------------------------
State Abbrev. (TEXT 8200)                    Zip Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currencies.

                                                                       FFIEC 031
Consolidated Reports of Condition and Income for                       Page i
A Bank With Domestic and Foreign Offices                                     ---
                                                                              2
--------------------------------------------------------------------------------
Table of Contents

Signature Page                                                       Cover

Report of Income

Schedule RI - Income Statement                                   RI-1, 2, 3
Schedule RI-A - Changes in Equity Capital                        RI-4
Schedule RI-B - Charge-offs and Recoveries on Loans and Leases
  and Changes in Allowance for Loan and Lease Losses             RI-4, 5
Schedule RI-D - Income from International Operations             RI-6
Schedule RI-E - Explanations                                     RI-7, 8

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 36.7 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC - Balance Sheet                                      RC-1, 2
Schedule RC-A - Cash and Balances Due From Depository
  Institutions                                                   RC-3
Schedule RC-B - Securities                                       RC-3, 4, 5
Schedule RC-C - Loans and Lease Financing Receivables:
  Part I. Loans and Leases                                       RC-6, 7
  Part II. Loans to Small Businesses and Small Farms (to be
    completed for the June report only; not included in the
    forms for the September and December reports)                RC-7a, 7b
Schedule RC-D - Trading Assets and Liabilities (to be completed
  only by selected banks)                                        RC-8
Schedule RC-E - Deposit Liabilities                              RC-9, 10
Schedule RC-F - Other Assets                                     RC-11
Schedule RC-G - Other Liabilities                                RC-11
Schedule RC-H - Selected Balance Sheet Items for Domestic
  Offices                                                        RC-12
Schedule RC-I - Assets and Liabilities of                        RC-12
Schedule RC-K - Quarterly Averages                               RC-13
Schedule RC-L - Derivatives and Off-Balance Sheet Items          RC-14, 15
Schedule RC-M - Memoranda                                        RC-16
Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and
  Other Assets                                                   RC-17, 18
Schedule RC-O - Other Data for Deposit Insurance and FICO
  Assessments                                                    RC-19, 20
Schedule RC-R - Regulatory Capital                               RC-21,22, 23,24
Schedule RC-S - Servicing, Securitization, and Asset Sales
  Activities                                                     RC-25,26,27
Schedule RC-T - Fiduciary and Related Services                   RC-28, 29, 30
Optional Narrative Statement Concerning the Amounts Reported
in the Reports of Condition and Income                           RC-31


Special Report (to be completed by all banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday

Wells Fargo Bank National Association                                  FFIEC 031
--------------------------------------------                           RI-1
Legal Title of Bank                                                    ---------
San Francisco                                                              3
--------------------------------------------                           ---------
City
CA                                  94104
--------------------------------------------
State                              Zip Code

Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST
FDIC Certificate Number - 03511

Consolidated Report of Income
for the period January 1, 2002 - March 31, 2002

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                     Dollar Amounts in Thousands      RIAD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------
1. Interest Income:
  a. Interest and fee income on loans:
     (1) In domestic offices:
         (a) Loans secured by real estate                                             4011       923,000  1.a.1.a
         (b) Loans to finance agricultural production and other loans to farmers      4024        26,000  1.a.1.b
         (c) Commercial and industrial loans                                          4012       426,000  1.a.1.c
         (d) Loans to individuals for household, family, and other personal expendiatures:
             (1) Credit cards                                                         B485         1,000  1.a.1.d.1
             (2) Other (includes single payment, installment, all student loans,
                 and revolving credit plans other than credit cards)                  B486        91,000  1.a.1.d.2
         (e) Loans to foreign governments and official institutions                   4056             0  1.a.1.e
         (f) All other loans in domestic offices                                      B487        12,000  1.a.1.f
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs                4059             0  1.a.2
     (3) Total interest and fee income on loans (sum of items 1.a.(1)(a)
         through 1.a.(2))                                                             4010     1,479,000  1.a.3
  b. Income from lease financing receivables                                          4065       106,000  1.b
  c. Interest income on balances due from depository institutions: (1)                4115        18,000  1.c
  d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations
         (excluding mortgage-backed securities)                                       B488         4,000  1.d.1
     (2) Mortgage-backed securities                                                   B489        83,000  1.d.2
     (3) All other securities (includes securities issued by states and
         political subdivisions in the U.S.)                                          4060        22,000  1.d.3
  e. Interest income from trading assets                                              4069        14,000  1.e
  f. Interest income on federal funds sold and securities purchased under
     agreements to resell                                                             4020             0  1.f
  g. Other interest income                                                            4518         6,000  1.g
  h. Total interest income (sum of items 1.a.(3) through 1.g)                         4107     1,732,000  1.h
2. Interest expense:
  a. Interest on deposits:
     (1) Interest on deposits in domestic offices:
         (a) Transaction accounts (NOW accounts, ATS accounts, and telephone
             and preauthorized transfer accounts)                                     4508         3,000  2.a.1.a
         (b) Nontransaction accounts:
             (1) Savings deposits (includes MMDAs)                                    0093        77,000  2.a.1.b.1
             (2) Time deposits of $100,000 or more                                    A517        43,000  2.a.1.b.2
             (3) Time deposits of less than $100,000                                  A518        48,000  2.a.1.b.3
     (2) Interest on deposits in foreign offices, Edge and Agreement
         subsidiaries, and IBFs                                                       4172        42,000  2.a.2
  b. Expense of federal funds purchased and securities sold under agreements
     to repurchase                                                                    4180        77,000  2.b
  c. Interest on trading liabilities and other borrowed money                         4185        41,000  2.c

---------
(1) Includes interest income on time certificates of deposits not held for trading.

Wells Fargo Bank National Association                                  FFIEC 031
-------------------------------------                                  RI-2
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            4
                                                                       ---------
Schedule RI--Continued

                                                                                           ------------
                                                                                           Year-to-date
                                                                                    -------------------
                                                       Dollar Amounts in Thousands  RIAD  Bil  Mil Thou
-------------------------------------------------------------------------------------------------------
2.  Interest expense (continued):
     d. Interest on subordinated notes and debentures                               4200        43,000                      2.d
     e. Total interest expense (sum of items 2.a through 2.d)                       4073       374,000                      2.e
3.  Net interest income (item 1.h minus 2.e)                                                              4074   1,358,000  3
4.  Provision for loan and lease losses                                                                   4230      90,000  4
5.  Noninterest income:
     a. Income from fiduciary activities (1)                                        4070        62,000                      5.a
     b. Service charges on deposit accounts in domestic offices                     4080       243,000                      5.b
     c. Trading revenue (2)                                                         A220        57,000                      5.c
     d. Investment banking, advisory, brokerage, and underwriting fees
          and commissions                                                           B490        55,000                      5.d
     e. Venture capital revenue                                                     B491        28,000                      5.e
     f. Net servicing fees                                                          B492       243,000                      5.f
     g. Net securitization income                                                   B493         1,000                      5.g
     h. Insurance commissions and fees                                              B494         2,000                      5.h
     i. Net gains (losses) on sales of loans and leases                             5416      (188,000)                     5.i
     j. Net gains (losses) on sales of other real estate owned                      5415        (3,000)                     5.j
     k. Net gains (losses) on sales of other assets (excluding securities)          B496       (63,000)                     5.k
     l. Other noninterest income*                                                   B497       702,000                      5.l
     m. Total noninterest income (sum of items 5.a through 5.l)                                           4079   1,139,000  5.m
6.   a. Realized gains (losses) on held-to-maturity securities                                            3521           0  6.a
     b. Realized gains (losses) on available-for-sale securities                                          3196       5,000  6.b
7.  Noninterest expense:
     a. Salaries and employee benefits                                              4135       758,000                      7.a
     b. Expenses of premises and fixed assets (net of rental income)
        (excluding salaries and employee benefits and mortgage interest)            4217       184,000                      7.b
     c. (1) Goodwill impairment losses                                              C216             0                      7.c.1
        (2) Amortization expense and impairment losses for
            other intangible assets                                                 C232        28,000                      7.c.2
     d. Other noninterest expense*                                                  4092       498,000                      7.d
     e. Total noninterest expense (sum of items 7.a through 7.d)                                          4093   1,468,000  7.e
8.  Income (loss) before income taxes and extraordinary
    items, and other adjustments (item 3 plus or minus items 4,5.m,
    6.a, 6.b, and 7.e)                                                                                    4031     944,000  8
9.  Applicable income taxes (on item 8)                                                                   4302     355,000  9
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus item 9)                                                                                 4300     589,000  10
11. Extraordinary items and other adjustments, net of income taxes*                                       4320     (38,000) 11
12. Net income (loss) (sum of items 10 and 11)                                                            4340     551,000  12

--------
 * Describe on Schedule RI-E - Explanations.

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

Wells Fargo Bank National Association                                   FFIC 031
-------------------------------------                                   RI-3
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST               --------
FDIC Certificate Number - 03511                                             5
                                                                        --------

Schedule RI--Continued


                                                                                                             ------------
                                                                                                             Year-to-Date
                                                                                                     --------------------
Memoranda                                                             Dollar Amounts in Thousands    RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
    August 7, 1986, that is not deductible for federal income tax purposes                           4513          1,000   M.1
2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
    (included in Schedule RI, item 8)                                                                8431         47,000   M.2
3.  Income on tax-exempt loans and leases to states and political subdivisions in
    the U.S. (included in Schedule RI, items 1.a and 1.b)                                            4313          2,000   M.3
4.  Income on tax-exempt securities issued by states and political subdivision in the U.S.
    (included in Schedule RI, item 1.d.(3))                                                          4507          5,000   M.4
5.  Number of full-time equivalent employees at end of current period (round to                                  Number
    nearest whole number)                                                                            4150         49,093   M.5
6.  Not applicable
7.  If the reporting bank has restated its balance sheet as a result of applying push down                 CCYY/MM/DD
    accounting this calendar year, report the date of the bank's acquisition (1)                     9106            N/A   M.7

8.  Trading revenue (from cash instruments and derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
    (To be completed by banks that reported average trading assets
    (Schedule RC-K, item 7) of $2 million or more for any quarter of the                             --------------------
    preceding calendar year.):                                                                       RIAD  Bil  Mil  Thou
                                                                                                     --------------------
    a. Interest rate exposures                                                                       8757         21,000   M.8.a
    b. Foreign exchange exposures                                                                    8758         36,000   M.8.b
    c. Equity security and index exposures                                                           8759              0   M.8.c
    d. Commodity and other exposures                                                                 8780              0   M.8.d

                                                                                                     --------------------
9.  Impact on income of derivatives held for purposes other than trading:                            RIAD  Bil  Mil  Thou
                                                                                                     --------------------
    a. Net increase (decrease) to interest income                                                    8781        121,000   M.9.a
    b. Net (increase) decrease to interest expense                                                   8782         42,000   M.9.b
    c. Other (noninterest) allocations                                                               8783        464,000   M.9.c
10. Credit losses on derivatives (see instructions)                                                  A251              0   M.10
11. Does the reporting bank have a Subchapter S election in effect for                                          YES/NO
    federal income tax purposes for the current tax year?                                            A530          NO      M.11

-----------------------
  (1) For example, a bank acquired on June 1, 2001, would report 20010601

Wells Fargo Bank National Association                                  FFIEC 031
-------------------------------------                                  RI-4
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            6
                                                                       ---------
Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                             ---------------------
                                                                Dollar Amounts in Thousands  RIAD   Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------
1.  Total equity capital most recently reported for the December 31, 2001, Reports
    of Condition and Income (i.e., after adjustments from amended Reports of Income)         3217      16,186,000  1
2.  Restatements due to corrections of material accounting errors and changes in
    accounting principles*                                                                   B507               0  2
3.  Balance end of previous calendar year as restated (sum of items 1 and 2)                 B508      16,186,000  3
4.  Net income (loss) (must equal Schedule RI, item 12)                                      4340         551,000  4
5.  Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury
    stock transactions)                                                                      B509               0  5
6.  Treasury stock transactions, net                                                         B510               0  6
7.  Changes incident to business combinations, net                                           4356               0  7
8.  LESS: Cash dividends declared on preferred stock                                         4470               0  8
9.  LESS: Cash dividends declared on common stock                                            4460               0  9
10. Other comprehensive income (1)                                                           B511          58,000  10
11. Other transactions with parent holding company* (not included in items 5, 6, 8,
    or 9 above)                                                                              4415               0  11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, Item 28)                                                                    3210      16,795,000  12

-----------
 *  Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and REcoveries on Loans and Leases

                                                                               ---------------------------------------------
                                                                                   (Column A)              (Column B)
Part I excludes charge-offs and recoveries through                               Charge-offs (1)           Recoveries
the allocated transfer risk reserve.                                          ---------------------------------------------
                                                                                             Calendar year-to-date
                                                                               ---------------------------------------------
                                                  Dollar Amounts in Thousands  RIAD  Bil   Mil   Thou   RIAD   Bil  Mil Thou
----------------------------------------------------------------------------------------------------------------------------
1.   Loans secured by real estate:
     a. Construction, land development, and other land loans in domestic
        offices                                                                3582                0    3583              0  1.a
     b. Secured by farmland in domestic offices                                3584                0    3585              0  1.b
     c. Secured by 1-4 family residential properties in domestic offices:
          (1)  Revolving, open-end loans secured by 1-4 family residential
               properties and extended under lines of credit                   5411            1,000    5412              0  1.c.1
          (2)  Closed-end loans secured by 1-4 family residential properties:
               (a) Secured by first liens                                      C234            3,000    C217              0  1.c.2.a
               (b) Secured by junior liens                                     C235                0    C218          1,000  1.c.2.b
     d. Secured by multifamily (5 or more) residential properties in domestic
        offices                                                                3588                0    3589              0  1.d
     e. Secured by nonfarm nonresidential properties in domestic offices       3590            5,000    3591          2,000  1.e
     f. In foreign offices                                                     B512                0    8513              0  1.f
2.   Loans to depository institutions and acceptances of other banks:
     a. To U.S. banks and other U.S. depository institutions                   4853                0    4663              0  2.a
     b. To foreign banks                                                       4654                0    4664              0  2.b
3.   Loans to finance agricultural production and other loans to farmers       4656            1,000    4665              0  3
4.   Commercial and industrial loans:
     a. To U.S. addressees (domicile)                                          4645           80,000    4617         16,000  4.a
     b. To non-U.S. addressees (domicile)                                      4646                0    4618              0  4.b

------------
 (1) Include write-downs arising from transfers of loans to a held-for-sale account.

Wells Fargo Bank National Association                                  FFIEC 031
-------------------------------------                                  RI-5
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            7
                                                                       ---------

Schedule RI-B--Continued

Part I. Continued

                                                                       -------------------------------------------------
                                                                             (Column A)                (Column B)
                                                                           Charge-offs (1)             Recoveries
                                                                       -------------------------------------------------
                                                                                      Calendar year-to-date
                                                                       -------------------------------------------------
                                         Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou   RIAD   Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------
5.  Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards                                                    B514                  0   B515                  0   5.a
    b. Other (includes single payment, installment, all student loans
       and revolving credit plans other than credit cards)             B516             22,000   B517              8,000   5.b
6.  Loans to foreign governments and official institutions             4643                  0   4627                  0   6
7.  All other loans                                                    4644              4,000   4628              1,000   7
8.  Lease financing receivables:
    a. To U.S. addressees (domicile)                                   4658             22,000   4668              6,000   8.a
    b. To non-U.S. addressees (domicile)                               4659                  0   4669                  0   8.b
9.  Total (sum of items 1 through 8)                                   4635            138,000   4605             34,000   9


                                                                       -------------------------------------------------
                                                                             (Column A)                (Column B)
                                                                           Charge-offs (1)             Recoveries
                                                                       -------------------------------------------------
                                                                                      Calendar year-to-date
                                                                       -------------------------------------------------
                                         Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou   RIAD   Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------
1.  Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
    Schedule RI-B, part I, items 4 and 7, above                        5409                  0   5410                  0   M.1
2.  Loans secured by real estate to non-U.S. addresses (domicile)
    (included in Schedule RI-B, part I, item 1, above):                4652                  0   4662                  0   M.2

----------------
 (1) Include write-downs arising from transfers of loans to a held-for-sale account.

Part II. Changes in Allowance for Loan and Lease Losses


                                                                                                 -----------------------
                                                                  Dollar Amounts in Thousands    RIAD   Bil   Mil   Thou
------------------------------------------------------------------------------------------------------------------------
1.  Balance most recently reported for the December 31, 2001, Reports of Condition
    and Income (i.e., after adjustments from amended Reports of Income)                          B522          1,445,000   1
2.  Recoveries (must equal part I, item 9, column B above)                                       4605             34,000   2
3.  LESS: Charge-offs (must equal part I, Item 9, column A above
    less Schedule RI-B, part II, Item 4)                                                         C079            138,000   3
4.  LESS: Write-downs arising from transfers of loans to a held-for-sale account                 5523                  0   4
5.  Provision for loan and lease losses (must equal Schedule RI, item 4)                         4230             90,000   5
6.  Adjustments* (see instructions for this schedule)                                            C233              4,000   6
7.  Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)
    (must equal Schedule RC, item 4.c)                                                           3123          1,435,000   7

--------------
 * Describe on Schedule RI-E--Explanations.

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RI-6
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            8
                                                                       ---------
Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

                                                                                                             Year-to-Date
                                                                                                             ------------
                                                                      Dollar Amounts in Thousands       RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
  1. Interest income and expense attributable to international operations:
     a. Gross interest income                                                                           B523          N/A  1.a
     b. Gross interest expense                                                                          B524          N/A  1.b
  2. Net interest income attributable to international operations (item 1.a minus 1.b)                  B525          N/A  2.
  3. Noninterest income and expense attributable to international operations:
     a. Noninterest income attributable to international operations                                     4097          N/A  3.a
     b. Provision for loan and lease losses attributable to international operations                    4235          N/A  3.b
     c. Other noninterest expense attributable to international operations                              4239          N/A  3.c
     d. Net noninterest income (expense) attributable to international operations (item 3.a minus
        3.b and 3.c)                                                                                    4843          N/A  3.d
  4. Estimated pretax income attributable to international operations before capital allocation
     adjustment (sum of items 2 and 3.d)                                                                4844          N/A  4
  5. Adjustment to pretax income for internal allocations to international operations to reflect
     the effects of equity capital on overall bank funding costs                                        4845          N/A  5
  6. Estimated pretax income attributable to international operations after capital allocation
     adjustment (sum of items 4 and 5)                                                                  4846          N/A  6
  7. Income taxes attributable to income from international operations as estimated in item 6           4797          N/A  7
  8. Estimated net income attributable to international operations (item 6 minus 7)                     4341          N/A  8

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------                             RI-7
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            9
                                                                       ---------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              Year-to-Date
                                                                                                              ------------
                                                                          Dollar Amounts in Thousands RIAD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.l)
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
           TEXT
   a.      Income and fees from the printing and sale of checks                                       C013               0  1.a
   b.      Earnings on/increase in value of cash surrender value of life insurance                    C014               0  1.b
   c.      Income and fees from automated teller machines (ATMs)                                      C016               0  1.c
   d.      Rent and other income from other real estate owned                                         4042               0  1.d
   e.      Safe deposit box rent                                                                      C015               0  1.e
   f. 4461 Loan Origination Fees                                                                      4461         209,000  1.f
   g. 4462 Intercompany Allocations                                                                   4462          90,000  1.g
   h. 4463 Credit Card Fees                                                                           4463          39,000  1.h
2. Other noninterest expense (from Schedule RI, item 7.d):
   Itemize and describe amounts that exceed 1% of the sum of
   Schedule RI, items 1.h and 5.m:
           TEXT
   a.      Data processing expenses                                                                   C017               0  2.a
   b.      Advertising and marketing expenses                                                         0497          41,000  2.b
   c.      Director's fees                                                                            4136               0  2.c
   d.      Printing, stationery, and supplies                                                         C018               0  2.d
   e.      Postage                                                                                    8403               0  2.e
   f.      Legal fees and expenses                                                                    4141               0  2.f
   g.      FDIC deposit insurance assessments                                                         4146               0  2.g
   h. 4464 Service from Intercompany Affil                                                            4464         118,000  2.h
   I. 4467 Professional Fees                                                                          4467          99,000  2.I
   j. 4468 Telephone Expense                                                                          4468          40,000  2.j
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
           TEXT
a. (1)     Effect of adopting FAS 142, "Goodwill and Other Intangible Assets"                         C231         (38,000) 3.a.1
      (2) Applicable income tax effect                                                   4486       0                       3.a.2
b. (1)4487                                                                                            4487             N/A  3.b.1
      (2) Applicable income tax effect                                                   4488       0                       3.b.2
c. (1)4489                                                                                            4489             N/A  3.c.1
      (2) Applicable income tax effect                                                   4491       0                       3.c.2

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RI-8
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            10
                                                                       ---------
Schedule RI-E--Continued

                                                                                 Year-to-Date
                                                                              ------------------
                                            Dollar Amounts in Thousands  RIAD  Bil | Mil | Thou
------------------------------------------------------------------------------------------------
4. Restatements due to corrections of material accounting errors and changes in accounting principles
   (from Schedule RI-A, item 2) (itemize and describe all restatements):

            TEXT

   a.  B526                                                              B526              N/A  4.a

   b.  B527                                                              B527              N/A  4.b

   5. Other transactions with parent holding company (from Schedule
      RI-A, item 11) (itemize and describe all such transactions):
            TEXT

   a.  4498                                                              4498              N/A   5.a

   b.  4499                                                              4499              N/A   5.b

6. Adjustments to allowance for loan and lease losses
   (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):

            TEXT

   a.  4521 Paydowns of securitizations with Affil                       4521            4,000   6.a

   b.  4522                                                              4522              N/A   6.b

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):
                              RIAD

X = NO COMMENT - Y = COMMENT  4769  X

Other explanations (please type or print clearly):

            TEXT (70 characters per line)

        4769
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------
        ----------------------------------------------------------------------

8

Wells Fargo Bank National Association                                 FFIEC 031
-------------------------------------------------------------         RC-1
Legal Title of Bank
San Francisco                                                         ---------
----------------------------------------                                 11
City                                                                  ---------
CA                            94104
----------------------------------------
State                       Zip Code
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST
FDIC Certificate Number - 03511

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 2002


All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                    Dollars Amounts in Thousands        RCFD   Bil    Mil   Thou
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin (1)                                             0081        7,867,000  1.a
    b. Interest-bearing balances (2)                                                                      0071        4,676,000  1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                                         1754                0  2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                                       1773        6,958,000  2.b
 3. Federal funds sold and securities purchased under agreements to resell:                               RCON
    a. Federal funds sold in domestic offices                                                             B987          362,000  3.a
                                                                                                          RCFD
    b. Securities purchased under agreements to resell(3)                                                 B989            8,000  3.b
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale                                                                     5369       12,642,000  4.a
    b. Loans and leases, net of unearned income                                    B528 82,417,000                               4.b
    c. LESS: Allowance for loan and lease losses                                   3123  1,435,000                               4.c
    d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)                        B529       80,982,000  4.d
 5. Trading assets (from Schedule RC-D)                                                                   3545        3,744,000  5
 6. Premises and fixed assets (including capitalized leases)                                              2145         1,630,00  6
 7. Other real estate owned (from Schedule RC-M)                                                          2150           91,000  7
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)              2130          235,000  8
 9. Customers' liability to this bank on acceptances outstanding                                          2155           30,000  9
10. Intangible assets:
    a. Goodwill                                                                                           3163        5,356,000 10.a
    b. Other intangible assets (from Schedule RC-M)                                                       0426        7,787,000 10.b
11. Other assets (from Schedule RC-F)                                                                     2160        8,853,000 11
12. Total assets (sum of items 1 through 11)                                                              2170      141,221,000 12

---------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------              RC-2
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           12
                                                                       ---------
Schedule RC--Continued

                                                                          Dollar Amounts in Thousands       Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from                                  RCON
       Schedule RC-E, part I)                                                                      2200      77,628,000      13.a
       (1) Noninterest-bearing (1)                                            6631   25,242,000                              13.a.1
       (2) Interest-bearing                                                   6636   52,386,000                              13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                               RCFN
       (from Schedule RC-E, part II)                                                               2200       5,181,000      13.b
       (1) Noninterest-bearing                                                6631        2,000                              13.b.1
       (2) Interest-bearing                                                   6636    5,179,000                              13.b.2
14. Federal funds purchased and securities sold under agreements to
    repurchase:                                                                                    RCON
    a. Federal funds purchased in domestic offices (2)                                             B993      19,980,000      14.a
                                                                                                   RCFD
    b. Securities sold under agreements to repurchase (3)                                          B995         822,000      14.b
15. Trading liabilities (from Schedule RC-D)                                                       3548       3,311,000      15
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M)                                     3190           5,314      16
17. Not applicable
18. Bank's liability on acceptances executed and outstanding                                       2920          30,000      18
19. Subordinated notes and debentures(4)                                                           3200       4,884,000      19
20. Other liabilities (from Schedule RC-G)                                                         2930       7,244,000      20
21. Total liabilities (sum of items 13 through 20)                                                 2948     124,394,000      21
22. Minority interest in consolidated subsidiaries                                                 3000          32,000      22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                                  3838               0      23
24. Common stock                                                                                   3230         520,000      24
25. Surplus (exclude all surplus related to preferred stock)                                       3839      13,232,000      25
26. a. Retained earnings                                                                           3632       2,683,000      26.a
    b. Accumulated other comprehensive income (5)                                                  B530         360,000      26.b
27. Other equity capital components (6)                                                            A130               0      27
28. Total equity capital (sum of items 23 through 27)                                              3210      16,795,000      28
29. Total liabilities, minority interest, and equity capital (sum of
    items 21, 22, and 28)                                                                          3300     141,221,000      29

Memorandum
To be reported only with the March Report of Condition.

1. Indicate in the box at the right the number of the statement below that best
   describes the most comprehensive level of auditing work performed for the                       RCFD    Number
   bank by independent external auditors as of any date during 2001                                6724      2                M. 1

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
6 = Review of the bank's financial statements by external auditors
7 = Compilation of the bank's financial statements by external auditors
8 = Other audit procedures (excluding tax preparation work)
9 = No external audit work

------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------              RC-3
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST
                                                                       ---------
FDIC Certificate Number - 03511                                            13
                                                                       ---------
Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                         (Column A)            (Column B)
                                                                                        Consolidated            Domestic
                                                     Dollar Amounts in Thousands            Bank                Offices
-------------------------------------------------------------------------------------------------------------------------------
                                                                                RCFD | Bil | Mil | Thou  RCON | Bil| Mil | Thou
1. Cash items in process of collection, unposted debits, and currency and
   coin                                                                         0022        7,433,000                           1
   a. Cash items in process of collection and unposted debits                                            0020      6,279,000    1.a
   b. Currency and coin                                                                                  0080      1,154,000    1.b
2. Balance due from depository institutions in the U.S.                                                  0082      3,753,000    2
   a. U.S. branches and agencies of foreign banks (including their IBFs)        0083          139,000                           2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs)                                        0085        3,753,000                           2.b
3. Balances due from banks in foreign countries and foreign central banks                                0070      1,116,000    3
   a. Foreign branches of other U.S. banks                                      0073        1,082,000                           3.a
   b. Other banks in foreign countries and foreign central banks                0074           34,000                           3.b
4. Balances due from Federal Reserve Banks                                      0090          102,000    0090        102,000    4
5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b)                                       0010       12,543,000    0010     12,404,000    5

Schedule RC-B--Securities

Exclude assets held for trading.

                                            Held-to-maturity                                   Available-for-sale
                                   (Column A)              (Column B)                 (Column C)                (Column D)
         Dollar Amounts          Amortized Cost            Fair Value               Amortized Cost              Fair Value
           in Thousands  RCFD | Bil | Mil| Thou | RCFC | Bil | Mil | Thou | RCFD | Bil | Mil | Thou | RCFD | Bil | Mil | Thou
-----------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury
   securities            0211                 0   0213                  0   1286            70,000    1287             71,000 1
2. U.S. Government
   agency obligations
   (exclude mortgage-
   backed securities):
   a. Issued by U.S.
      Government
      agencies (1)       1289                 0   1290                  0   1291            26,000    1293             26,000 2.a
   b. Issued by U.S.
      Government-
      sponsored
      agencies (2)       1294                 0   1295                  0   1297           140,000    1298            145,000 2.b
3. Securities issued by
   states and political
   subdivisions in the
   U.S.                  8496                 0   8497                  0   8498           349,000    8499            358,000 3

-------------
(1) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------           RC-4
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           14
                                                                       ---------
Schedule RC-B--Continued

                                                  ----------------------------------------------------------------------------
                                                               Held-to-maturity                       Available-for-sale
                                                  ----------------------------------------------------------------------------
                                                       (Column A)          (Column B)         (Column C)            (Column D)
                     Dollar Amounts in Thousands     Amortized Cost        Fair Value       Amortized Cost          Fair Value
------------------------------------------------------------------------------------------------------------------------------
                                                  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil  Mil  Thou

4. Mortgage-backed securities (MBS):
  a. Pass-through securities:
     (1) Guaranteed by GNMA                       1698           0   1699           0   1701    1,688,000  1702      1,697,000 4.a.1
     (2) Issued by FNMA and FHLMC                 1703           0   1705           0   1706    2,853,000  1707      2,882,000 4.a.2
     (3) Other pass-through securities            1709           0   1710           0   1711        7,000  1713          8,000 4.a.3
  b. Other mortgage-backed securities (including
     CMOs, REMICs and stripped MBS):
     (1) Issued or guaranteed by FNMA,
      FHLMC, or GNMA                              1714           0   1715           0   1716       26,000  1717         27,000 4.b.1
     (2) Collateralized by MBS issued or
      guaranteed by FNMA, FHLMC, or GNMA          1718           0   1719           0   1731            0  1732              0 4.b.2
     (3) All other mortgage-backed securities     1733           0   1734           0   1735    1,006,000  1736        990,000 4.b.3
5. Asset-backed securities (ABS):
   a. Credit card receivables                     B838           0   B839           0   B840            0  B841              0 5.a
   b. Home equity lines                           B842           0   B843           0   B844            0  B845              0 5.b
   c. Automobile loans                            B846           0   B847           0   B848            0  B849              0 5.c
   d. Other consumer loans                        B850           0   B851           0   B852            0  B853              0 5.d
   e. Commercial and industrial loans             B854           0   B855           0   B856            0  B857              0 5.e
   f. Other                                       B858           0   B859           0   B860        1,000  B861          1,000 5.f
6. Other debt securities:
   a. Other domestic debt securities              1737           0   1738           0   1739      732,000  1741        744,000 6.a
   b. Foreign debt securities                     1742           0   1743           0   1744        4,000  1746          4,000 6.b
7. Investments in mutual funds and
   other equity securities with
   readily determinable fair values (1)                                                 A510        3,000  A511          5,000 7
8. Total (sum of items 1 through 7) (total of
   Column A must equal Schedule RC item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b)                                      1754           0   1771           0   1772    6,905,000  1773      6,958,000 8

-----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RCF, item 4.

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-5
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           15
                                                                       ---------
Schedule RC-B--Continued

Memoranda Dollar Amounts in Thousands                RCFD   Bil | Mil | Thou
-----------------------------------------------------------------------------
1. Pledged securities (1)                            0416          289,000   M.1
2. Maturity and repricing data for debt
   securities (1, 2) (excluding those in
   nonaccrual status):
   a. Securities issued by the U.S.
      Treasury, U.S. Government agencies, and
      states and political subdivisions in
      the U.S.; other non-mortgage debt
      securities; and mortgage pass-through
      securities other than those backed by
      closed-end first lien 1-4 family
      residential mortgages with a remaining
      maturity or next repricing date of: (3,4)
      (1) Three months or less                       A549          160,000   M.2.a.1
      (2) Over three months through 12 months        A550           64,000   M.2.a.2
      (3) Over one year through three years          A551          203,000   M.2.a.3
      (4) Over three years through five years        A552          169,000   M.2.a.4
      (5) Over five years through 15 years           A553          698,000   M.2.a.5
      (6) Over 15 years                              A554          132,000   M.2.a.6
   b. Mortgage pass-through securities
      backed by closed-end first lien 1-4
      family residential mortgages with a
      remaining maturity or next repricing
      date of: (3,5)
      (1) Three months or less                       A555           45,000   M.2.b.1
      (2) Over three months through 12 months        A556           63,000   M.2.b.2
      (3) Over one year through three years          A557            1,000   M.2.b.3
      (4) Over three years through five years        A558           48,000   M.2.b.4
      (5) Over five years through 15 years           A559          149,000   M.2.b.5
      (6) Over 15 years                              A560        4,197,000   M.2.b.6
   c. Other mortgage-backed securities
      (include CMOs, REMICs, and stripped MBS;
      exclude mortgage pass-through securities)
      with an expected average life of: (6)
      (1) Three years or less                        A561           43,000   M.2.c.1
      (2) Over three years                           A562          974,000   M.2.c.2
   d. Debt securities with a REMAINING
      MATURITY of one year or less (included
      in Memorandum items 2.a through
      2.c above)                                     A248          136,000   M.2.d
3. Amortized cost of held-to-maturity
   securities sold or transferred to
   available-for-sale or trading securities during
   the calendar year-to-date (report the amortized
   cost at date of sale or transfer)                 1778                0   M.3
4. Structured notes (included in the
   held-to-maturity and available-for-sale
   accounts in Schedule RC-B, items 2, 3, 5, and 6):
   a. Amortized cost                                 8782                0   M.4.a
   b. Fair value                                     8783                0   M.4.b

-------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------           RC-6
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           16
                                                                       ---------
Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) other loans and leases, net of unearned income.
Report loans and leases net of any applicable allocated transfer risk reserve. Exclude assets held for trading and commercial paper.

                                                                                 (Column A)             (Column B)
                                                                                Consolidated             Domestic
                                                                                    Bank                  Offices
                                                                            --------------------------------------------
                                             Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou   RCON   Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate                                            1410      58,546,000                           1
    a. Construction, land development, and other land loans                                        1415        4,775,000   1.a
    b. Secured by farmland (including farm residential and
       other improvements)                                                                         1420          620,000   1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit                                           1797        4,269,000   1.c.1
       (2) Closed-end loans secured by 1-4 family residential properties:
           (a) Secured by first liens                                                              5367       31,250,000   1.c.2.a
           (b) Secured by junior liens                                                             5368        1,580,000   1.c.2.b
    d. Secured by multifamily (5 or more) residential properties                                   1460        1,340,000   1.d
    e. Secured by nonfarm nonresidential properties                                                1480       14,712,000   1.e
2.  Loans to depository institutions and acceptances of other banks:
    a. To commercial banks in the U.S.                                                             B531          417,000   2.a
       (1) To U.S. branches and agencies of foreign banks                   B532               0                           2.a.1
       (2) To other commercial banks in the U.S.                            B533         418,000                           2.a.2
    b. To other depository institutions in the U.S.                         B534               0   B534                0   2.b
    c. To banks in foreign countries                                                               B535           23,000   2.c
       (1) To foreign branches of other U.S. banks                          B536               0                           2.c.1
       (2) To other banks in foreign countries                              B537          33,000                           2.c.2
3.  Loans to finance agricultural production and other loans to farmers     1590       2,222,000   1590        2,222,000   3
4.  Commercial and industrial loans:
    a. To U.S. addressees (domicile)                                        1763      21,614,000   1763       21,614,000   4.a
    b. To non-U.S. addressees (domicile)                                    1764          30,000   1764           23,000   4.b
5.  Not applicable.
6.  Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
    a. Credit cards                                                         B538          32,000   B538           32,000   6.a
    b. Other revolving credit plans                                         B539       1,038,000   B539        1,038,000   6.b
    c. Other consumer loans (includes single payment, installment,
       and all student loans                                                2011       4,646,000    2011       4,645,000   6.c
7.  Loans to foreign government and official institutions (including
    foreign central banks)                                                  2081               0    2081               0   7
8.  Obligations (other than securities and leases) of states and
    political subdivisions in the U.S.                                      2107         134,000    2107         134,000   8
9.  Other loans                                                             1563       1,146,000                           9
    a. Loans for purchasing or carrying securities (secured and unsecured)                          1545         567,000   9.a
    b. All other loans (exclude consumer loans)                                                     1564         579,000   9.b
10. Lease financing receivables (net of unearned income)                                            2165       5,200,000   10
    a. Of U.S. addressees (domicile)                                        2182       5,200,000                           10.a
    b. Of non-U.S. addressees (domicile)                                    2183               0                           10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above         2123               0    2123               0   11
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a and 4.b)                                          2122      95,059,000    2122      95,040,000   12

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------              RC-7
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            17
                                                                       ---------
Schedule RC-C--Continued

Part I. Continued

                                                                                          ------------------
Memoranda                                                   Dollar Amounts in Thousands   RCFD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1. Loans and Leases restructured and in compliance with
   modified terms (included in Schedule RC-C, part I, and
   not reported as past due or nonaccrual in Schedule
   RC-N, Memorandum item 1) (exclude loans secured by 1-4
   family residential properties and loans to individuals
   for household, family, and other personal expenditures)                                1616            0     M.1
2. Maturity and repricing data for loans and leases
   (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4
      family residential properties in domestic offices
      (reported in Schedule RC-C, part I, item 1.c.(2)(a),
      column B) with a remaining maturity or next repricing
      date of: (1, 2)                                                                     RCON
      (1) Three months or less                                                            A564   13,423,000     M.2.a.1
      (2) Over three months through 12 months                                             A565      625,000     M.2.a.2
      (3) Over one year through three years                                               A566      211,000     M.2.a.3
      (4) Over three years through five years                                             A567    1,079,000     M.2.a.4
      (5) Over five years through 15 years                                                A568   14,788,000     M.2.a.5
      (6) Over 15 years                                                                   A569    1,017,000     M.2.a.6
   b. All loans and leases (reported in Schedule RC-C,
      part I, items 1 through 10, column A) EXCLUDING
      closed-end loans secured by first liens on 1-4 family
      residential properties in domestic offices (reported
      in Schedule RC-C, part I item 1.c.(2)(a), column B)
      with a remaining maturity or next repricing date of: (1,3)                          RCFD
      (1) Three months or less                                                            A570   37,732,000     M.2.b.1
      (2) Over three months through 12 months                                             A571    4,988,000     M.2.b.2
      (3) Over one year through three years                                               A572    4,735,000     M.2.b.3
      (4) Over three years through five years                                             A573   10,116,000     M.2.b.4
      (5) Over five years through 15 years                                                A574    4,925,000     M.2.b.5
      (6) Over 15 years                                                                   A575      816,000     M.2.b.6
   c. Loans and leases (reported in Schedule RC-C, part I,
      items 1 through 10, column A) with a REMAINING MATURITY
      of one year or less (excluding those in nonaccrual status)                          A247   36,067,000     M.2.c
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RC-C, part I, items 4 and 9, column A (4)                         2746    5,365,000     M.3
4. Adjustable rate closed-end loans secured by first liens on
   1-4 family residential properties in domestic office                                   RCON
   (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)                         5370   13,340,000     M.4
5. Loans secured by real estate to non-U.S. addresses (domicile)                          RCFD
   (included in Schedule RC-C, part I, item 1, column A)                                  B837            0     M.5

---------------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C,
     Part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Wells Fargo Bank National Association                                  FFIEC 031
-------------------------------------                                  RC-8
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           18
                                                                       ---------
Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding year.


                                                        ------------------
                           Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------
ASSETS

1. U.S. Treasury securities in domestic offices         3531       356,000  1
2. U.S. Government agency obligations in domestic
   offices (exclude mortgage-backed securities)         3532       240,000  2
3. Securities issued by states and political
   subdivisions in the U.S. in domestic offices         3533         6,000  3
4. Mortgage-backed securities (MBS) in
   domestic offices:
   a. Pass-through securities issued or
      guaranteed by FNMA, FHLMC, or GNMA                3534             0  4.a
   b. Other mortgage-backed securities
      issued or guaranteed by FNMA,
      FHLMC, or GNMA (include CMOs, REMICs,
      and stripped MBS)                                 3535             0  4.b
   c. All other mortgage-backed securities              3536        47,000  4.c
5. Other debt securities in domestic offices            3537             0  5
6. - 8. Not applicable
9. Other trading assets in domestic offices             3541     1,046,000  9
                                                        RCFN
10. Trading assets in foreign offices                   3542             0  10
11. Revaluation gains on interest rate,
    foreign exchange rate, and other commodity
    and equity contracts                                RCON
   a. In domestic offices                               3543     2,049,000  11.a
                                                        RCFN
   b. In foreign offices                                3543             0  11.b
                                                        RCFD
12. Total trading assets (sum of items
    1 through 11) (must equal Schedule RC,
    item 5)                                             3545     3,744,000  12

                                                        ------------------
LIABILITIES                                             RCFD  Bil Mil Thou
                                                        ------------------
13. Liability for short positions                       3546       705,000  13
14. Revaluation losses on interest
    rate, foreign exchange rate, and other
    commodity and equity contracts                      3547     2,606,000  14
15. Total trading liabilities (sum of items
    13 and 14) (must equal Schedule RC, item 15)        3548     3,311,000  15

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------              RC-9
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            19
                                                                       ---------
Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                   ----------------------------------------------------------------
                                                                                                  Nontransaction
                                                             Transaction Accounts                    Accounts
                                                   ----------------------------------------------------------------
                                                        (Column A)           (Column B)             (Column C)
                                                          Total              Memo: Total              Total
                                                       transaction             demand             nontransaction
                                                         accounts             deposits               accounts
                                                     (including total       (included in            (including
                                                     demand deposits)         column A)                MMDAs)
                                                   ----------------------------------------------------------------
                      Dollar Amounts in Thousands  RCON  Bil  Mil Thou    RCON  Bil  Mil Thou    RCON Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships and corporations
   (include all certified and official checks)     B549     14,909,000                           B550    60,057,000 1
2. U.S. Government                                 2202         12,000                           2520             0 2
3. States and political subdivisions in the U.S.   2203        452,000                           2530        80,000 3
4. Commercial banks and other depository
   institutions in the U.S.                        B551      2,118,000                           B552             0 4
5. Banks in foreign countries                      2213              0                           2236             0 5
6. Foreign governments, and official institutions
   (including foreign central banks)               2216              0                           2377             0 6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)                                      2215     17,491,000    2210    16,937,000     2385    60,137,000 7

                                                                                                 ------------------
Memoranda                                                         Dollar Amounts in Thousands    RCON Bil  Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                        6835     1,665,000 M.1.a
   b. Total brokered deposits                                                                    2365     4,375,000 M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
     (1) Issued in denominations of less than $100,000                                           2343             0 M.1.c.1
     (2) Issued either in denominations of $100,000 or in denominations greater than
         $100,000 and participated out by the broker in shares of $100,000 or less               2344             0 M.1.c.2
   d. Maturity data for brokered deposits:
     (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
         maturity of one year or less (included in Memorandum item 1.c.(1) above)                A243             0 M.1.d.1
     (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
         maturity of one year or less (included in Memorandum item 1.b above)                    A244     4,375,000 M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collaterlized as required under state law)
     (to be completed for the December report only)                                              5590           N/A M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C, above):
   a. Savings deposits:
     (1) Money market deposit accounts (MMDAs)                                                   6810    21,362,000 M.2.a.1
     (2) Other savings deposits (excludes MMDAs)                                                 0352    24,925,000 M.2.a.2
   b. Total time deposits of less than $100,000                                                  6648     5,845,000 M.2.b
   c. Total time deposits of $100,000 or more                                                    2604     8,005,000 M.2.c

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-10
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           20
                                                                       ---------
Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)                                                Dollar Amounts in Thousands  RCON  Bil   Mil  Thou
------------------------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1,2)
      (1) Three months or less                                                                    A579         1,963,000  M.3.a.1
      (2) Over three months through 12 months                                                     A580         2,699,000  M.3.a.2
      (3) Over one year through three years                                                       A581           871,000  M.3.a.3
      (4) Over three years                                                                        A582           312,000  M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4) above)(3)         A241         4,662,000  M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1,4)
      (1) Three months or less                                                                    A584         6,070,000  M.4.a.1
      (2) Over three months through 12 months                                                     A585         1,356,000  M.4.a.2
      (3) Over one year through three years                                                       A586           440,000  M.4.a.3
      (4) Over three years                                                                        A587           139,000  M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY
      of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4) above)(3)         A242         7,426,000  M.4.b

-------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c


Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                               Dollar Amounts in Thousands   RCFN  Bil   Mil  Thou
-------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)   B553         4,360,000  1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S.
   depository institutions                                                                   B554           750,000  2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including
   their IBFs)                                                                               2625            71,000  3
4. Foreign governments and official institutions (including foreign central banks)           2650                 0  4
5. U.S. Government and states and political subdivisions in the U.S.                         B555                 0  5
6. Total (sum of items 1 through 5 ) (must equal Schedule RC, item 13.b)                     2200         5,181,000  6

Memorandum                                                      Dollar Amounts in Thousands  RCFN  Bil   Mil  Thou
-------------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less
   (included in Part II, item 6 above)                                                       A245         5,120,000  M.1

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-11
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           21
                                                                       ---------
Schedule RC-F--Other Assets

                                                     Dollar Amounts in Thousands   RCFD  Bil  Mil   Thou
--------------------------------------------------------------------------------------------------------
1. Accrued interest receivable (1)                                                  B556        495,000 1
2. Net deferred tax assets (2)                                                      2148              0 2
3. Interest-only strips receivable (not in the form of a security) (3) on:
   a. Mortgage loans                                                                A519      1,240,000 3.a
   b. Other financial assets                                                        A520        176,000 3.b
4. Equity securities that DO NOT have readily determinable fair values (4)          1752        737,000 4
5. Other (itemize and describe amounts greater than $25,000 that
   exceed 25% of this item)                                                         2168      6,205,000 5
          TEXT
   a.     Prepaid expenses                                           2166         0                     5.a
   b.     Cash surrender value of life insurance                     C009         0                     5.b
   c.     Repossessed personal property (including vehicles)         1578         0                     5.c
   d.     Derivatives with a positive fair value held for purposes
          other than trading                                         C010         0                     5.d
   e. 3549 Accounts Receivable                                       3549 3,692,000                     5.e
   f. 3550                                                           3550       N/A                     5.f
   g. 3551                                                           3551       N/A                     5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)               2160      8,853,000 6

 Schedule RC-G--Other Liabilities

                                                     Dollar Amounts in Thousands    RCON  Bil Mil   Thou
--------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5)                3645         53,000 1.a
   b. Other expenses accrued and unpaid (includes accrued income taxes              RCFD
      payable)                                                                      3646      2,067,000 1.b
2. Net deferred tax liabilities (2)                                                 3049      2,958,000 2
3. Allowance for credit losses on off-balance sheet credit exposures                B557              0 3
4. Other (itemize and describe amounts greater than $25,000 that
   exceed 25% of this item)                                                         2938      2,166,000 4
          TEXT
   a.     Accounts payable                                           3066 1,303,000                     4.a
   b.     Deferred compensation liabilities                          C011         0                     4.b
   c.     Dividends declared but not yet payable                     2932         0                     4.c
   d.     Derivatives with a negative fair value held for purposes
          other than trading                                         C012         0                     4.d
   e. 3552                                                           3552       N/A                     4.e
   f. 3553                                                           3553       N/A                     4.f
   g. 3554                                                           3554       N/A                     4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)               2930      7,244,000 5

--------------
(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.
(5)  For savings banks, includes "dividends" accrued and unpaid on deposits.

Wells Fargo Bank National Association                                  FFIEC 031
--------------------------------------------------                         RC-12
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            22
                                                                       ---------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices


                                                                Domestic
                                                                 Offices

     Dollar Amounts in Thousands                      RCON    Bil Mil Thou
--------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances
   outstanding                                        2155          30,000    1

2. Bank's liability on acceptances executed and
   outstanding                                        2920          30,000    2
3. Securities purchased under agreements to resell    B989           8,000    3
4. Securities sold under agreements to repurchase     B995         822,000    4
5. Other borrowed money                               3190       5,314,000    5
   EITHER
6. Net due from own foreign offices, Edge and
   Agreement subsidiaries, and IBFs                   2163             N/A    6
   OR
7. Net due to own foreign offices, Edge and
   Agreement subsidiaries, and IBFs                   2941       4,820,000    7
8. Total assets (excludes net due from foreign
   offices, Edge and Agreement subsidiaries,
   and IBFs)                                          2192     140,859,000    8
9. Total liabilities (excludes net due to foreign
   offices, Edge and Agreement subsidiaries, and
   IBFs)                                              3129     119,212,000    9

In items 10-17 report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.

                                                      RCON    Bil Mil Thou
--------------------------------------------------------------------------
10. U.S. Treasury securities                          1039          70,000   10
11. U.S. Government agency obligations (exclude
    mortgage-backed securities)                       1041         166,000   11
12. Securities issued by states and political
    subdivisions in the U.S.                          1042         349,000   12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA,
           FHLMC, or GNMA                             1043       4,541,000   13.a.1
       (2) Other pass-through securities              1044           7,000   13.a.2
    b. Other mortgage-backed securities (include
       CMOs, REMICs, and stripped MBS):               1209          26,000   13.b.1
       (1) Issued or guaranteed by FNMA, FHLMC,
       or GNMA
       (2) All other mortgage-backed securities       1280       1,006,000   13.b.2
14. Other domestic debt securities (include domestic
    asset-backed securities)                          1281         733,000   14
15. Foreign debt securities (include foreign
    asset-backed securities)                          1282           4,000   15
16. Investments in mutual funds and other equity
    securities with readily determinable
    fair values                                       A510           3,000   16
17. Total amortized (historical) cost of both
    held-to-maturity and available-for-sale
    secutities (sum of items 10 through 16)           1374       6,905,000   17
18. Equity securities that do not have readily
    determinable fair values                          1752         737,000   18

Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.


                  Dollar Amounts in Thousands         RCFN    Bil Mil Thou
--------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule
   RC, item 12)                                       2133          20,000    1

2. Total IBF liabilities (component of Schedule
   RC, item 21)                                       2898           1,000    2

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-13
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            23
                                                                       ---------
Schedule RC-K--Quarterly Averages (1)

                                                     Dollar Amounts in Thousands RCFD   Bil Mil Thou
-----------------------------------------------------------------------------------------------------
ASSETS

1.  Interest-bearing balances due from depository institutions                   3381      4,167,000  1
2.  U.S. Treasury securities and U.S. Government agency obligations (2)
    (excluding mortgage-backed securities)                                       B558        224,000  2
3.  Mortgage-backed securities (2)                                               B559      5,043,000  3
4.  All other securities (2,3)(includes securities issued by states and
    political subdivisions in the U.S.)                                          B560      1,033,000  4
5.  Federal funds sold and securities purchased under agreements to resell       3365         72,000  5
6.  Loans:
    a. Loans in domestic offices:                                                RCON
       (1) Total loans                                                           3360     93,140,000  6.a.1
       (2) Loans secured by real estate                                          3385     61,865,000  6.a.2
       (3) Loans to finance agricultural production and other loans to farmers   3386      2,320,000  6.a.3
       (4) Commercial and industrial loans                                       3387     21,761,000  6.a.4
       (5) Loans to individuals for  household, family, and other personal expenditures:
           (a) Credit cards                                                      B561         30,000  6.a.5.a
           (b) Other (includes single payment, installment, all
               student loans, and revolving credit plans other than credit
               cards)                                                            B562      5,461,000  6.a.5.b
                                                                                 RCFN
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs 3360         10,000  6.b
                                                                                 RCFD
7.  Trading assets                                                               3401      4,266,000  7
8.  Lease financing receivables (net of unearned income)                         3484      5,342,000  8
9.  Total assets(4)                                                              3368    143,007,000  9

LIABILITIES

10. Interest-bearing transaction accounts in domestic (NOW accounts, ATS         RCON
    accounts, and telephone and preauthorized transfer accounts) (exclude
    demand deposits)                                                             3485        620,000  10
11. Nontransaction accounts in domestic offices:
    a. Savings deposits (includes MMDAs)                                         B563     44,986,000  11.a
    b. Time deposits of $100,000 or more                                         A514      7,070,000  11.b
    c. Time deposits of less than $100,000                                       A529      5,965,000  11.c
                                                                                 RCFN
12. Interest-bearing deposits in foreign offices, Edge and Agreement
    subsidiaries, and IBFs                                                       3404      9,668,000  12
                                                                                 RCFD
13. Federal funds purchased and securities sold under agreements to
    repurchase                                                                   3353     18,390,000  13
14. Other borrowed money(includes mortgage indebtedness and obligations
    under capitalized leases)                                                    3355      8,695,000  14

-------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------------        RC-14
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           24
                                                                       ---------
Schedule RC-L--Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                           Dollar Amounts in Thousands     RCDF  Bil Mil Thou
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential
    properties, e.g., home equity lines                                                                    3814    10,742,000  1.a
    b. Credit card lines                                                                                   3815     6,043,000  1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate                                                3816     4,162,000  1.c.1
       (2) Commitments to fund loans not secured by real estate                                            6550     4,984,000  1.c.2
    d. Securities underwriting                                                                             3817             0  1.d
    e. Other unused commitments                                                                            3818    26,849,000  1.e
2.  Financial standby letters of credit and foreign office guarantees                                      3819       912,000  2
    a. Amount of financial standby letters of credit conveyed to others              3820      115,000                         2.a
3.  Performance standby letters of credit and foreign office guarantees                                    3821     3,196,000  3.
    a. Amount of performance standby letters of credit conveyed to others            3822      235,000                         3.a
4.  Commercial and similar letters of credit                                                               3411       220,000  4
5.  Participations in acceptances (as described in the instructions)
    conveyed to others by the reporting bank                                                               3428         4,000  5
6.  Securities lent (including customers' securities lent
    where the customer is indemnified against loss by the reporting bank)                                  3433     3,143,000  6
7.  Credit derivatives:
    a. Notional amount of credit derivatives on which the reporting bank
       is the guarantor                                                                                    A534     1,054,000  7.a
       (1) Gross positive fair value                                                                       C219         3,000  7.a.1
       (2) Gross negative fair value                                                                       C220        12,000  7.a.2
    b. Notional amount of credit derivatives on which the                                                  A535     1,077,000  7.b
       reporting bank is the beneficiary
       (1) Gross positive fair value                                                                       C221        11,000  7.b.1
       (2) Gross negative fair value                                                                       C222         3,000  7.b.2
8.  Spot foreign exchange contracts                                                                        8765     1,857,000  8
9.  All other off-balance sheet liabilities (exclude derivatives)
    (itemize and describe each component of this item over 25% of
    Schedule RC, item 28, "Total equity capital")                                                          3430     2,797,000  9
            TEXT
    a.      Securities borrowed                                                      3432    2,797,000                         9.a
    b.      Commitments to purchase when-issued securities                           3434            0                         9.b
    c. 3555                                                                          3555          N/A                         9.c
    d. 3556                                                                          3556          N/A                         9.d
    e. 3557                                                                          3557          N/A                         9.e
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe each component of this item over 25% Schedule RC
    item 28., "Total equity capital")                                                                      5591             0  10
            TEXT
    a.      Commitments to sell when-issued securities                               3435            0                         10.a
    b. 5592                                                                          5592          N/A                         10.b
    c. 5593                                                                          5593          N/A                         10.c
    d. 5594                                                                          5594          N/A                         10.d
    e. 5595                                                                          5595          N/A                         10.e
11. Year-to-date merchant credit card sales volume:                                                        RCFD  Tril Bil Mil Thou
    a. Sales for which the reporting bank is the acquiring bank                                            C223    10,204,000  11.a
    b. Sales for which the reporting bank is the agent bank with risk                                      C224        13,000  11.b

Wells Fargo Bank National Association                                 FFIEC 031
---------------------------------------------------------             RC-15
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ---------
FDIC Certificate Number - 03511                                          25
                                                                      ---------

Schedule RC-L--Continued


                                              ------------------------------------------------------------------
Dollar Amounts in Thousands                      (Column A)       (Column B)       (Column C)        (Column D)
------------------------------------------         Interest         Foreign           Equity          Commodity
Derivatives Position Indicators                     Rate           Exchange        Derivative        and Other
                                                  Contracts        Contracts        Contracts        Contracts
----------------------------------------------------------------------------------------------------------------
                                              Bil Mil Thou Tril Bil Mil Thou Tril Bil Mil Thou Tril Bil Mil Thou
12. Gross amounts (e.g., notional amounts)
    (for each column, sum of items 12.a
    through 12.e must equal sum of items 13
    and 14):                                     RCFD 8693         RCFD 8694         RCFD 8695         RCFD 8696
    a. Futures contracts                        44,637,000                 0                 0                 0   12.a
                                                 RCFD 8697         RCFD 8698         RCFD 8699         RCFD 8700
    b. Forward contracts                       139,189,000        11,420,000                 0                 0   12.b
    c. Exchange-traded option contracts:         RCFD 8701         RCFD 8702         RCFD 8703         RCFD 8704
       (1) Written options                     146,541,000                 0           260,000                 0   12.c.1
                                                 RCFD 8705         RCFD 8706         RCFD 8707         RCFD 8708
       (2) Purchased options                   193,259,000             1,000                 0                 0   12.c.2
    d. Over-the-counter option contracts:        RCFD 8709         RCFD 8710         RCFD 8711         RCFD 8712
       (1) Written options                      55,718,000           259,000                 0            77,000   12.d.1
                                                 RCFD 8713         RCFD 8714         RCFD 8715         RCFD 8716
       (2) Purchased options                    51,279,000           280,000           260,000            76,000   12.d.2
                                                 RCFD 3450         RCFD 3826         RCFD 8719         RCFD 8720
    e. Swaps                                    83,093,000                 0                 0            44,000   12.e
13. Total gross notional amount of derivative    RCFD A126         RCFD A127         RCFD 8723         RCFD 8724
    contracts held for trading                 220,146,000        11,960,000           520,000           197,000   13
14. Total gross notional amount of derivative
    contracts held for purposes other            RCFD 8725         RCFD 8726         RCFD 8727         RCFD 8728
    than trading                               493,570,000                 0                 0                 0   14
    a. Interest rate swaps where the bank        RCFD A589
       has agreed to pay a fixed rate           32,583,000                                                         14.a
15. Gross fair values of derivative contracts:
    a. Contracts held for trading:               RCFD 8733         RCFD 8734         RCFD 8735         RCFD 8736
       (1) Gross positive fair value             1,983,000           231,000            26,000             9,000   15.a.1
                                                 RCFD 8737         RCFD 8738         RCFD 8739         RCFD 8740
       (2) Gross negative fair value             1,895,000           177,000            25,000             9,000   15.a.2
    b. Contracts held for purposes other
       than trading:                             RCFD 8741         RCFD 8742         RCFD 8743         RCFD 8744
       (1) Gross positive fair value             1,301,000                 0                 0                 0   15.b.1
                                                 RCFD 8745         RCFD 8746         RCFD 8747         RCFD 8748
       (2) Gross negative fair value               500,000                 0                 0                 0   15.b.2

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-16
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           26
                                                                       ---------
Schedule RC-M--Memoranda

                                                                             Dollar Amounts in Thousands RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
  1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
     a. Aggregate amount of all extensions of credit to all executive officers, directors,
        principal shareholders, and their related interests                                              6164      43,462 1.a
     b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
        related interests) equals or exceeds the lesser of $500,000 or 5 percent                 Number
        of total capital as defined for this purpose in agency regulations               6165         15                  1.b
  2. Intangible assets other than goodwill:
     a. Mortgage servicing Assets                                                                        3164   7,184,000 2.a
        (1) Estimated fair value of mortgage servicing assets                            A590  7,263,000                  2.a.1
     b. Purchased credit card relationships and nonmortgage servicing assets                             B026       1,000 2.b
     c. All other identifiable intangible assets                                                         5507     602,000 2.c
     d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)                       0426   7,787,000 2.d
  3. Other real estate owned:
     a. Direct and indirect investments in real estate ventures                                          5372      23,000 3.a
     b. All other real estate owned:                                                                     RCON
        (1) Construction, land development, and other land in domestic offices                           5508           0 3.b.1
        (2) Farmland in domestic offices                                                                 5509           0 3.b.2
        (3) 1-4 family residential properties in domestic offices                                        5510      36,000 3.b.3
        (4) Multifamily (5 or more) residential properties in domestic offices                           5511           0 3.b.4
        (5) Nonfarm nonresidential properties in domestic offices                                        5512      32,000 3.b.5
                                                                                                         RCFN
        (6) In foreign offices                                                                           5513           0 3.b.6
                                                                                                         RCFD
     c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)                                2150      91,000 3.c
  4. Investments in unconsolidated subsidiaries and associated companies:
     a. Direct and indirect investments in real estate ventures                                          5374       3,000 4.a
     b. All other investments in unconsolidated subsidiaries and associated companies                    5375     232,000 4.b
     c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)                                2130     235,000 4.c
  5. Other borrowed money:
     a. Federal Home Loan Bank advances:
        (1) With a remaining maturity of one year or less (1)                                            2651           0 5.a.1
        (2) With a remaining maturity of more than one year through three years                          B565           0 5.a.2
        (3) With a remaining maturity of more than three years                                           B566           0 5.a.3
     b. Other borrowings:
        (1) With a remaining maturity of one year or less                                                B571   5,259,000 5.b.1
        (2) With a remaining maturity of more than one year through three years                          B567       2,000 5.b.2
        (3) With a remaining maturity of more than three years                                           B568      53,000 5.b.3
     c. Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule RC, item 16)                   3190   5,314,000 5.c

                                                                                                                YES / NO
  6. Does the reporting bank sell private label or third party mutual funds and annuities?               B569     YES     6
                                                                                                         RCFD Bil Mil Thou
  7. Assets under the reporting bank's management in proprietary mutual funds and annuities              B570           0 7

------------
(1) Includes overnight Federal Home Loan Bank advances.

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------           RC-17
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           27
                                                                       ---------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

                                                              (Column A)               (Column B)         (Column C)
                                                               Past due                Past due 90        Nonaccrual
                                                             30 through 89            days or more
                                                             days and still            and still
                                                                accruing                accruing
                                                         ------------------------------------------------------------------
                            Dollar Amounts in Thousands  RCON  Bil  Mil   Thou   RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. Construction, land development, and other
      land loans in domestic offices                     2759           58,000   2769          21,000  3492           19,000 1.a
   b. Secured by farmland in domestic offices            3493            4,000   3494           1,000  3495           12,000 1.b
   c. Secured by 1-4 family residential
      properties in domestic offices:
      (1) Revolving, open-end loans secured by
          1-4 family residential properties and
          extended under lines of credit                 5398           28,000   5399           1,000  5400           14,000 1.c.1
      (2) Closed-end loans secured by 1-4 family
          residential properties:
          (a) Secured by first liens                     C236          491,000   C237          80,000  C229          107,000 1.c.2.a
          (b) Secured by junior liens                    C238           20,000   C239           3,000  C230            3,000 1.c.2.b
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices                     3499           21,000   3500               0  3501           12,000 1.d
   e. Secured by nonfarm nonresidential
      properties in domestic offices                     3502           82,000   3503          14,000  3504           75,000 1.e

                                                         RCFN                    RCFN                  RCFN
   f. In foreign offices                                 B572                0   B573               0  B574                0 1.f
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository            RCFD                    RCFD                  RCFD
      institutions                                       5377                0   5378               0  5379                0 2.a
   b. To foreign banks                                   5380                0   5381               0  5382                0 2.b
3. Loans to finance agricultural production and
   other loans to farmers                                1594           20,000   1597           9,000  1583           44,000 3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                      1251          148,000   1252           8,000  1253          313,000 4.a
   b. To non-U.S. addressees (domicile)                  1254            1,000   1255               0  1256                0 4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards                                       B575                0   B576               0  B577                0 5.a
   b. Other (includes single payment, installment,
      all student loans, and revolving
      credit plans other than credit cards)              B578           57,000   B579           8,000  B580            1,000 5.b
6. Loans to foreign governments and official
   institutions                                          5389                0   5390               0  5391                0 6
7. All other loans                                       5459            3,000   5460           1,000  5461            3,000 7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                      1257           34,000   1258           1,000  1259            1,000 8.a
   b. Of non-U.S. addressees (domicile)                  1271                0   1272               0  1791                0 8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)       3505                0   3506               0  3507            7,000 9

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------           RC-18
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           28
                                                                       ---------
Schedule RC-N--Continued

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                     ----------------------------------------------------------------
                                                        (Column A)             (Column B)            (Column C)
                                                         Past due              Past due 90           Nonaccrual
                                                       30 through 89          days or more
                                                       days and still           and still
                                                          accruing               accruing
                                                     ----------------------------------------------------------------
                  Dollar Amounts in Thousands        RCFD  Bil Mil  Thou    RCFD  Bil Mil  Thou   RCFD  Bil Mil  Thou
---------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government                5612        112,000    5613         36,000   5614         54,000  10
    a. Guaranteed portion of loans and leases
       included in item 10 above                     5615        112,000    5616         36,000   5617         52,000  10.a

                                                     ----------------------------------------------------------------
                                                       (Column A)              (Column B)            (Column C)
                                                        Past due               Past due 90           Nonaccrual
                                                      30 through 89           days or more
                                                      days and still            and still
Memoranda                                                accruing                accruing
                                                     ----------------------------------------------------------------
                  Dollar Amounts in Thousands        RCFD  Bil Mil  Thou    RCFD  Bil Mil  Thou   RCFD  Bil Mil  Thou
---------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,
   Memorandum item 1)                                1658              0    1659              0   1661         57,000  M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above               6558        125,000    6559          1,000   6560         17,000  M.2
3. Loans secured by real estate to non-U.S.
   addresses (domicile) (included in
   Schedule RC-N, item 1, above)                     1248              0    1249              0   1250              0  M.3
4. Not applicable
5. Loans and leases held for sale (included in
   Schedule RC-N, items 1 through 8, above)          C240        239,000    C241         38,000   C226         47,000  M.5

                                                     -------------------------------------------
                                                       (Column A)              (Column B)
                                                        Past due               Past due 90
                                                       30 through             days or more
                                                        89 days
                                                     -------------------------------------------
                                                     RCFD  Bil Mil  Thou    RCFD  Bil Mil  Thou
------------------------------------------------------------------------------------------------
6. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   Fair value of amounts carried as assets           3529              0    3530              0                        M.6

--------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:

      Karen B. Martin, Regulatory Reporting
   -----------------------------------------------------------------------------
      Name and Title (TEXT 8901)

      Karen.B.Martin@wellsfargo.com
   -----------------------------------------------------------------------------
      E-mail Address (TEXT 4086)

     (612) 667-3975                                      (612) 667-3659
   ---------------------------------------------------   -----------------------
     Telephone: Area code/phone number/extension (TEXT 890 FAX: Area code/phone number (TEXT 9116)

--------------------------------------------------------------------------------

Wells Fargo Bank National Association                                  FFIEC 031
---------------------------------------------------------              RC-19
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            29
                                                                       ---------
Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments


                                               ------------------
                   Dollar Amounts in Thousands RCON  Bil Mil Thou
-----------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits     0030            0   1.a
      OR
   b. Separate amount of unposted debits:
   (1) Actual amount of unposted debits to
       demand deposits                         0031          N/A   1.b.1
   (2) Actual amount of unposted debits to
       time and savings deposits (1)           0032          N/A   1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits    3510            0   2.a
      OR
   b. Separate amount of unposted credits:
   (1) Actual amount of unposted credits
       to demand deposits                      3512          N/A   2.b.1
   (2) Actual amount of unposted credits
       to time and savings deposits (1)        3514          N/A   2.b.2
3. Uninvested trust funds (cash) held in
   bank's own trust department (not included
   in total deposits in domestic offices)      3520            0   3
4. Deposits of consolidated subsidiaries in
   domestic offices and in insured branches
   in Puerto Rico and U.S. territories and
   possessions (not included in total
   deposits):
   a. Demand deposits of consolidated
      subsidiaries                             2211            0   4.a
   b. Time and savings deposits (1) of
      consolidated subsidiaries                2351            0   4.b
   c. Interest accrued and unpaid on
      deposits of consolidated subsidiaries    5514            0   4.c
5. Deposits in insured branches in
   Puerto Rico and U.S. territories and
   possessions:
   a. Demand deposits in insured branches
      (included in Schedule RC-E, Part II)     2229            0   5.a
   b. Time and saving deposits (1) in
      insured branches (included in Schedule
      RC-E, Part II)                           2383            0   5.b
   c. Interest accrued and unpaid on
      deposits in insured branches
      (included in Schedule RC-G, item 1.b)    5515            0   5.c
6. Reserve balances actually passed
   through to the Federal Reserve by the
   reporting bank on behalf of its
   respondent depository institutions that
   are also reflected as deposit liabilities
   of the reporting bank:
   a. Amount reflected in demand deposits
      (included in Schedule RC-E, Part I,
      Item 7 column B)                         2314            0   6.a
   b. Amount reflected in time and savings
      deposits (1) (included in Schedule
      RC-E, Part I, Item 7, column A or C,
      but not column B)                        2315            0   6.b
7. Unamortized premiums and discounts
   on time and savings deposits: (1,2)
   a. Unamortized premiums                     5516            0   7.a
   b. Unamortized discounts                    5517            0   7.b
8. To be completed by banks with
   "Oakar deposits".
   a. Deposits purchased or acquired from
      other FDIC-insured institutions during
      the quarter (exclude deposits purchased
      or acquired from foreign offices other
      than insured branches in Puerto Rico
      and U.S. territories and possessions):
      (1) Total deposits purchased or acquired
          from other FDIC-insured institutions
          during the quarter                   A531            0  8.a.1
      (2) Amount of purchased or acquired
          deposits reported in item 8.a.(1)
          above attributable to a secondary
          fund (i.e., BIF members report
          deposits attributable to SAIF; SAIF
          members report deposits attributable
          to BIF)                              A532            0  8.a.2
   b. Total deposits sold or transferred to
      other FDIC-insured institutions during
      the quarter (exclude sales or transfers
      by the reporting bank of deposits in
      foreign offices other than insured
      branches in Puerto Rico and U.S.
      territories and possessions)             A533            0   8.b

-------------------
(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Wells Fargo Bank National Association                                FFIEC 031
----------------------------------------------------------           RC-20
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST            ---------
FDIC Certificate Number - 03511                                         30
                                                                     ---------
Schedule RC-O--Continued

                                                                Dollar Amounts in Thousands  RCON | Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts                                                            5596                    9

10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices)                                                            8432               0    10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a.  Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
        territories and possessions that were reported on a gross basis in
        Schedule RC-E had been reported on a net basis                                       8785               0    11.a
    b.  Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
        U.S. banks (other than insured branches in Puerto Rico and U.S.
        territories and possessions) that were reported on a net basis in
        Schedule RC-E had been reported on a gross basis                                     A181               0    11.b
    c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
        territories and possessions in Schedule RC-E                                         A182               0    11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits                                       A527               0    12.a
    b. Amount of assets netted against time and savings deposits                             A528               0    12.b

Memoranda (to be completed each quarter except as noted)
                                                                Dollar Amounts in Thousands  RCON | Bil | Mil | Thou
---------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions (sum of Memorandum items 1.a.(1) and 1.b.(1)
    must equal the sum of Schedule RC, item 13.a, and Schedule RC-O, items 5.a and 5.b):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less                                    2702   41,967,000       M.1.a 1
       (2) Number of deposit accounts of $100,000 or less                          Number
           (to be completed for the June report only)                      3779         N/A                          M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000                                  2710   35,661,000       M.1.b 1
                                                                                   Number
       (2) Number of deposit accounts of more than $100,000                2722      92,101                          M.1.b 2
2.  Memorandum item 2 is to be completed by all banks.
    Estimated amount of uninsured deposits in domestic offices of the bank and in insured
    branches in Puerto Rico and U.S. territories and possessions (see instructions)          5597   26,451,000       M.2
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

            Text                                                                             RCON | FDIC Cert No.
       A545                                                                                  A545             N/A    M.3

Wells Fargo Bank National Association                                  FFIEC 031
----------------------------------------------------------             RC-21
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           31
                                                                       ---------
Schedule RC-R--Regulatory Capital

                                                        Dollar Amounts in Thousands                RCFD     Bil | Mil | Thou
----------------------------------------------------------------------------------------------------------------------------
Tier 1 capital

1. Total equity capital (from Schedule RC, item 28)                                                3210          16,795,000  1
2. LESS: Net unrealized gains (losses) on available-for-sale securities (1)
   (if a gain, report as a positive value; if a loss, report as a negative value)                  8434              33,000  2
3. LESS: Net unrealized loss on available-for-sale EQUITY securities (1)
   (report loss as a positive value)                                                               A221                   0  3
4. LESS: Accumulated net gains (losses) on cash flow hedges (1)
   (if a gain, report as a positive value; if a loss, report as a negative value)                  4336             327,000  4
5. LESS: Nonqualifying perpetual preferred stock                                                   B588                   0  5
6. Qualifying minority interests in consolidated subsidiaries                                      B589              32,000  6
7. LESS: Disallowed goodwill and other disallowed intangible assets                                B590           5,742,000  7
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)                                   C227          10,725,000  8
9.a. LESS: Disallowed servicing assets and purchased credit card relationships                     B591             647,000  9.a
  b. LESS: Disallowed deferred tax assets                                                          5610                   0  9.b
10. Other additions to (deductions from) Tier 1 capital                                            B592                   0  10
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)                                 8274          10,078,000  11

Tier 2 Capital

12. Qualifying subordinated debt and redeemable preferred stock                                    5306           4,875,000  12
13. Cumulative perpetual preferred stock includible in Tier 2 capital                              B593                   0  13
14. Allowance for loan and lease losses includible in Tier 2 capital                               5310           1,435,000  14
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital          2221               1,000  15
16. Other Tier 2 capital components                                                                B594                   0  16
17. Tier 2 capital (sum of items 12 through 16)                                                    5311           6,311,000  17
18. Allowable Tier 2 capital (lesser of item 11 or 17)                                             8275           6,311,000  18

19. Tier 3 capital allocated for market risk                                                       1395                   0  19
20. LESS: Deductions for total risk-based capital                                                  B595                   0  20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)                           3792          16,389,000  21

Total assets for leverage ratio

22. Average total assets (from Schedule RC-K, item 9)                                              3368         143,007,000  22
23. LESS: Disallowed goodwill and other disallowed intangible assets (from
    item 7 above)                                                                                  B590           5,742,000  23
24. LESS: Disallowed servicing assets and purchased credit card
    relationships (from item 9.a above)                                                            B591             647,000  24
25. LESS: Disallowed deferred tax assets (from item 9.b above)                                     5610                   0  25
26. LESS: Other deductions from assets for leverage capital purposes                               B596                   0  26
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)          A224         136,618,000  27

Adjustments for financial subsidiaries

28.a Adjustment to Tier 1 capital reported in item 11                                              C228              35,000  28.a
   b. Adjustment to total risk-based capital reported in item 21                                   B503              70,000  28.b
29. Adjustment to risk-weighted assets reported in item 62                                         B504               6,000  29
30. Adjustment to average total assets reported in item 27                                         B505             118,000  30

Capital Ratios
(Column B is to be completed by all banks. Column A is to be
completed by banks with financial subsidiaries)                                       (Column A)                 (Column B)
                                                                             RCFD     Percentage   RCFD          Percentage

31. Tier 1 leverage ratio (2)                                                7273          7.36%   7204               7.38%  31
32. Tier 1 risk-based capital ratio (3)                                      7274          8.02%   7206               8.05%  32
33. Total risk-based capital ratio(4)                                        7275         13.04%   7205              13.09%  33

-------------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column
    A is item 11 minus item 28.a divided by (item 62 minus item 29).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column
    A is item 21 minus item 28.b divided by (item 62 minus item 29).

Wells Fargo Bank National Association                               FFIEC 031
-----------------------------------------------------------         RC-22
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST           ---------
FDIC Certificate Number - 03511                                        32
                                                                    ---------

Schedule RC-R--Continued

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).


                                               (Column A)     (Column B)    (Column C)    (Column D)    (Column E)    (Column F)
                                                 Totals       Items Not                Allocation by Risk Weight Category
                                                 (from        Subject to
                Dollar Amounts in Thousands  Schedule RC)  Risk-Weighting      0%            20%            50%          100%
---------------------------------------------------------------------------------------------------------------------------------
Balance Sheet Asset Catagories                Bil Mil Thou   Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
34. Cash and balances due from depository      RCFD 0010                    RCFD B600     RCFD B601                   RCFD B602
    institutions (Column A equals the sum       12,543,000                    1,256,000    11,287,000                           0 34
    of Schedule RC, items 1.a and 1.b) ____    RCFD 1754      RCFD B603     RCFD B604     RCFD B605     RCFD B606     RCFD B607
35. Held-to-maturity securities ___________              0              0             0             0             0             0 35
                                               RCFD 1773      RCFD B608     RCFD B609      RCFD B610     RCFD B611     RCFD B612
36. Available-for-sale securities _________      6,958,000         52,000     1,784,000     3,062,000        70,000     1,990,000 36
37. Federal funds sold and securities          RCFD C225                    RCFD C063     RCFD C064                   RCFD B520
    purchased under agreements to resell __        370,000                            0       370,000                           0 37
                                               RCFD 5369      RCFD B617     RCFD B618     RCFD B619     RCFD B620     RCFD B621
38. Loans and leases held for sale ________     12,642,000              0             0       763,000    11,879,000             0 38
                                               RCFD B528      RCFD B622     RCFD B623     RCFD B624     RCFD B625     RCFD B626
39. Loans and leases, net of unearned
    income(1) _____________________________     82,417,000              0             0       836,000    17,231,000    64,350,000 39
                                               RCFD 3123      RCFD 3123
40. LESS: Allowance for loan and lease
    losses ________________________________      1,435,000      1,435,000                                                         40
                                               RCFD 3545      RCFD B627     RCFD B628     RCFD B629     RCFD B630     RCFD B631
41. Trading assets ________________________      3,744,000      3,744,000             0             0             0             0 41
                                               RCFD B639      RCFD B640     RCFD B641     RCFD B642     RCFD B643     RCFD 5339
42. All other assets(2) ___________________     23,982,000      6,405,000       422,000     2,507,000       890,000    13,758,000 42
                                               RCFD 2170      RCFD B644     RCFD 5320     RCFD 5327     RCFD 5334     RCFD 5340
43. Total assets (sum of items 34 through
    42) ___________________________________    141,221,000      8,766,000     3,462,000    18,825,000    30,070,000    80,098,000 43

-----------
(1)  Include any allocated transfer risk reserve in column B.
(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------           RC-23
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           33
                                                                       ---------
Schedule RC-R--Continued

                                  (Column A)                  (Column B)   (Column C)    (Column D)    (Column E)   (Column F)
                                  Face Value     Credit         Credit            Allocation by Risk Weight Category
                                 or Notional   Conversion     Equivalent
                                   Amount        Factor       Amount(1)         0%          20%           50%         100%
  Dollar Amounts in Thousands   Bil Mil Thou                Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
Derivatives and Off-Balance
Sheet Items                        RCFD B546      See          RCFD B547     RCFD B548     RCFD B581     RCFD B582    RCFD B583
                                                footnote 2
44. Financial standby letters
    of credit                        912,000     1.000           912,000             0       115,000             0      797,000  44
45. Performance standby letters    RCFD 3821                   RCFD B650     RCFD B651     RCFD B652     RCFD B653    RCFD B654
    of credit                      3,196,000       .50         1,598,000             0       118,000             0    1,480,000  45
46. Commercial and similar         RCFD 3411                   RCFD B655     RCFD B656     RCFD B657     RCFD B658    RCFD B659
    letters of credit                220,000       .20            44,000             0             0             0       44,000  46
47. Risk participations in
    bankers acceptances
    acquired by the reporting      RCFD 3429                   RCFD B660     RCFD B661     RCFD B662                  RCFD B663
    institution                            0      1.00                 0             0             0                          0  47
                                   RCFD 3433                   RCFD B664     RCFD B665     RCFD B666     RCFD B667    RCFD B668
48. Securities lent                3,143,000      1.00         3,143,000             0     3,143,000             0            0  48
49. Retained recourse on
    small business
    obligations sold with          RCFD A250                   RCFD B669     RCFD B670     RCFD B671     RCFD B672    RCFD B673
    recourse                               0      1.00                 0             0             0             0            0  49
50. Recourse and direct
    credit substitutes
    (other than financial
    standby letters of
    credit) subject to the
    low-level exposure
    rule and residual interests
    subject to a dollar-for-       RCFD B541                   RCFD B542                                              RCFD B543
    dollar capital requirement        16,000         M           122,000                                                122,000  50
51. All other financial
    assets sold with               RCFD B675                   RCFD B676     RCFD B677     RCFD B678     RCFD B679    RCFD B680
    recourse                          23,000      1.00            23,000             0             0             0       23,000  51
52. All other off-balance          RCFD B681                   RCFD B682     RCFD B683     RCFD B684     RCFD B685    RCFD B686
    sheet liabilities                      0      1.00                 0             0             0            0             0  52
53. Unused commitments with
    an original maturity           RCFD 3833                   RCFD B687     RCFD B688     RCFD B689     RCFD B690    RCFD B691
    exceeding one year            41,108,000       .50        20,554,000             0             0             0   20,554,000  53
                                                               RCFD A167     RCFD B693     RCFD B694     RCFD B695
54. Derivative contracts                                       4,605,000       731,000     2,638,000     1,236,000               54

------------
(1) Column A multiplied by credit conversion factor.
(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.
(3) Or institution-specific factor.

Wells Fargo Bank National Association                                 FFIEC 031
-----------------------------------------------------------           RC-24
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ----------
FDIC Certificate Number - 03511                                           34
                                                                      ----------
Schedule RC-R--Continued


                                                                           (Column C)    (Column D)    (Column E)    (Column F)
                                                                                      Allocation by Risk Weight Category

                                                                               0%           20%           50%           100%
                                           Dollar Amounts in Thousands    Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
Totals
55. Total assets, derivatives, and off-balance sheet
    items by risk weight category (for each column,                          RCFD B696     RCFD B697     RCFD B698     RCFD B699
    sum of items 43 through 54)                                              4,193,000    24,839,000    31,306,000   103,118,000 55
56. Risk weight factor                                                             *0%         *20%*          *50%         *100% 56*

57. Risk-weighted assets by risk weight category (for each column,           RCFD B700     RCFD B701     RCFD B702     RCFD B703
    item 55 multiplied by item 56)                                                   0     4,967,800    15,653,000   103,118,000 57
                                                                                                                       RCFD 1651
58. Market risk equivalent assets                                                                                      1,429,000 58
59. Risk-weighted assets before deductions for excess allowance for
    loan and lease losses and allocated transfer risk reserve (sum of                                                  RCFD B704
    item 57, columns C through F, and item 58)                                                                       125,167,800 59
                                                                                                                       RCFD A222
60. LESS: Excess allowance for loan and lease losses                                                                           0 60
                                                                                                                       RCFD 3128
61. LESS: Allocated transfer risk reserve                                                                                      0 61
                                                                                                                       RCFD A223
62. Total risk-weighted assets (item 59 minus items 60 and 61)                                                       125,167,800 62

Memoranda

                                                           Dollar Amounts in Thousands          RCFD  Bil Mil Thou

 1. Current credit exposure across all derivative contracts covered
    by the risk-based capital standards                                                         8764     3,546,000             M.1

                                                                   With a remaining maturity of
                                                   (Column A)                (Column B)             (Column C)
                                                    One year                Over one year              Over
                                                    or less                   through               five years
2. Notional principal amounts of                                            five years
   derivative contracts:(1)            RCFD    Tril Bil Mil Thou    RCFD   Tril Bil Mil Thou     RCFD    Tril Bil Mil Thou
a. Interest rate contracts             3809          380,597,000    8766          51,744,000     8767           34,479,000     M.2.a
b. Foreign exchange contracts          3812            8,258,000    8769           3,443,000     8770                    0     M.2.b
c. Gold contracts                      8771                    0    8772                   0     8773                    0     M.2.c
d. Other precious metals contracts     8774                    0    8775                   0     8776                    0     M.2.d
e. Other commodity contracts           8777              120,000    8778                   0     8779                    0     M.2.e
f. Equity derivative contracts         A000              183,000    A001              77,000     A002                    0     M.2.f

----------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Wells Fargo Bank National Association                                 FFIEC 031
----------------------------------------------------------            RC-25
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ----------
FDIC Certificate Number - 03511                                           35
                                                                      ----------

Schedule RC-S--Securitization and Asset Sale Activities


                                  (Column A)    (Column B)    (Column C)   (Column D)    (Column E)     (Column F)     (Column G)
                                  1-4 Family       Home         Credit        Auto          Other       Commercial      All Other
                                  Residential     Equity         Card         Loans       Consumer    and Industrial  Loans and
                                     Loans         Loans      Receivables                   Loans         Loans       All Leases
 Dollar Amounts in Thousands      Bil Mil Thou  Bil Mil Thou  Bil Mil Thou Bil Mil Thou  Bil Mil Thou   Bil Mil Thou  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------------
Bank Securitization Activities

1. Outstanding principal
   balance of assets sold and
   securitized by the reporting
   bank with servicing
   retained or with recourse or
   other seller-provided              RCFD B705   RCFD B706    RCFD B707    RCFD B708     RCFD B709      RCFD B710    RCFD B711
   credit enhancements              365,096,000   4,141,000            0      421,000             0      5,881,000            0  1
2. Maximum amount of credit
   exposure arising from recourse
   or other seller-provided credit
   enhancements provided to structurs
   reported in item 1 in the form of:
   a. Retained interest-only strips
      (included in Schedules RC-B or  RCFD B712   RCFD B713    RCFD B714    RCFD B715     RCFD B716      RCFD B717    RCFD B718
      RC-F or in Schedule RC, item 5)         0           0            0       14,000             0              0            0  2.a
   b. Standby letters of credit,
      subordinated securities, and    RCFD B719   RCFD B720    RCFD B721    RCFD B722     RCFD B723      RCFD B724    RCFD B725
      other enhancements                      0           0            0        7,000             0              0            0  2.b
3. Reporting bank's unused
   commitments to provide liquidity
   to structures reported             RCFD B726   RCFD B727    RCFD B728    RCFD B729     RCFD B730      RCFD B731    RCFD B732
   in item 1                                  0           0            0            0             0              0            0  3
4. Past due loan amounts              RCFD B733   RCFD B734    RCFD B735    RCFD B736     RCFD B737      RCFD B738    RCFD B739
   included in item 1:
   a. 30-89 days past due            10,953,000      25,000            0        5,000             0              0            0  4.a
                                      RCFD B740   RCFD B741    RCFD B742    RCFD B743     RCFD B744      RCFD B745    RCFD B746
   b. 90 days or more past due        5,476,000      11,000            0        1,000             0              0            0  4.b
5. Charge-offs and recoveries on
   assets sold and securitized with
   servicing retained or with recourse
   or other seller-provided credit
   enhancements (calendar
   year-to-date):                     RIAD B747   RIAD B748    RIAD B749    RIAD B750     RIAD B751      RIAD B752    RIAD B753
   a. Charge-offs                             0           0            0        1,000             0              0            0  5.a
                                      RIAD B754   RIAD B755    RIAD B756    RIAD B757     RIAD B758      RIAD B759    RIAD B760
   b. Recoveries                              0           0            0            0             0              0            0  5.b

Wells Fargo Bank National Association                                  FFIEC 031
-------------------------------------------------------------          RC-26
 Legal Title of Bank
 Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ---------
 FDIC Certificate Number - 03511                                           36
                                                                       ---------
 Schedule RC-S--Continued

                                  (Column A)    (Column B)    (Column C)    (Column D)    (Column E)    (Column F)    (Column G)
                                  1-4 Family       Home        Credit          Auto          Other      Commercial     All Other
                                  Residential     Equity        Card          Loans        Consumer        and         Loans and
                                     Loans        Loans       Receivables                    Loans      Industrial    All Leases
                                                                                                           Loans
                                 ------------------------------------------------------------------------------------------------
  Dollar Amounts in Thousands    Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership (or
   seller's) interest carried
   as:                                            RCFD B761     RCFD B762                                 RCFD B763
   a. Securities (included in
      RC-B or RC, item 5)                                 0             0                                         0              6.a
                                                  RCFD B500     RCFD B501                                 RCFD B502
   b. Loans (included in
      Schedule RC-C)                                      0             0                                         0              6.b
7. Past due loan amounts
   included in interests
   reported in item 6.a:                          RCFD B764     RCFD B765                                 RCFD B766
   a. 30-89 days past due                                 0             0                                         0              7.a
                                                  RCFD B767     RCFD B768                                 RCFD B769
   b. 90 days or more past due                            0             0                                         0              7.b
8. Charge-offs and recoveries
   on loan amounts included in
   interests reported in item 6.a
   (calendar year-to-date):                       RIAD B770     RIAD B771                                 RIAD B772
   a. Charge-offs                                         0             0                                         0              8.a
                                                  RIAD B773     RIAD B774                                 RIAD B775
   b. Recoveries                                          0             0                                         0              8.b

For Securitization Facilities
Sponsored By or Otherwise
Established By Other Institutions
9. Maximum amount of credit
   exposure arising from credit
   enhancements provided by the
   reporting bank to other
   institutions' securitization
   structures in the form of
   standby letters of credit,
   purchased subordinated
   securities, and other            RCFD B776     RCFD B777     RCFD B778     RCFD B779     RCFD B780     RCFD B781     RCFD B782
   enhancements                             0             0             0             0             0             0             0  9

10. Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions' securitization    RCFD B783     RCFD B784     RCFD B785     RCFD B786     RCFD B787     RCFD B788     RCFD B789
    structures                              0             0             0             0             0             0             0 10


Wells Fargo Bank National Association                                  FFIEC 031
-----------------------------------------------------------            RC-27
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                            37
                                                                       ---------


Schedule RC-S--Continued

                                (Column A)    (Column B)    (Column C)   (Column D)   (Column E)  (Column F)   (Column G)
                                1-4 Family       Home        Credit         Auto         Other    Commercial    All Other
                                Residential     Equity        Card         Loans       Consumer      and        Loans and
                                   Loans         Loans     Receivables                   Loans     Industrial   All Leases
                                                                                                     Loans
  Dollar Amounts in Thousands   Bil Mil Thou Bil Mil Thou  Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
Bank Asset Sales
11. Assets sold with recourse or
    other seller-provided credit
    enhancements and not
    securitized by the reporting
    bank                           RCFD B790    RCFD B791     RCFD B792    RCFD B793    RCFD B794    RCFD B795     RCFD B796
                                           0            0             0            0            0       69,000             0  11


12. Maximum amount of credit
    exposure arising from recourse
    or otherseller-provided credit
    enhancements provided to assets
    reported in item 11            RCFD B797    RCFD B798     RCFD B799    RCFD B800    RCFD B801    RCFD B802     RCFD B803
                                           0            0             0            0            0       16,000             0  12


Memoranda

                          Dollar Amounts in Thousands        RCFD      Bil | Mil | Thou
---------------------------------------------------------------------------------------
1. Small Business obligations transferred with
   recourse under Section 208 of the Riegle Community
   Development and Regulatory Improvement Act of 1994:
   a. Outstanding principal balance                          A249                     0  M.1.a
   b. Amount of retained recourse on these obligations
      as of the report date                                  A250                     0  M.1.b
2. Outstanding principal balance of
   assets serviced for others:
   a. 1-4 family residential mortgages serviced with
      recourse or other servicer-provided credit
      enhancements                                           B804               574,000  M.2.a
   b. 1-4 family residential mortgages serviced with no
      recourse or other servicer-provided credit
      enhancements                                           B805           511,974,000  M.2.b
   c. Other financial assets (1)                             A591            32,027,000  M.2.c
3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from
      credit enhancements provided to conduit structures
      in the form of standby letters of credit,
      subordinated securities, and other enhancements:
      (1) Conduits sponsored by the bank, a bank affiliate,
          or the bank's holding company                      B806                     0  M.3.a.1
      (2) Conduits sponsored by other unrelated institutions B807                     0  M.3.a.2
   b. Unused commitments to provide liquidity to conduit
      structures:
      (1) Conduits sponsored by the bank, a bank affiliate,
          or the bank's holding company                      B808                     0  M.3.b.1
      (2) Conduits sponsored by other unrelated institutions B809                     0  M.3.b.2

(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

Wells Fargo Bank National Association                                 FFIEC 031
---------------------------------------------------------             RC-28
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ---------
FDIC Certificate Number - 03511                                          38
                                                                      ---------
Schedule RC-T--Fiduciary and Related Services

Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.


1. Does the bank have fiduciary powers?            RCFD       YES / NO
   (If "NO", do not complete Schedule RC-T.)       A345         YES    1


2. Does the bank exercise the fiduciary            RCFD       YES / NO
   powers it has been granted?                     A346         YES    2

3. Does the bank have any fiduciary or             RCFD       YES / NO
   related activity (in the form of assets         B867        YES     3
   or accounts) to report in this schedule?
   (If "NO", do not complete the rest of
   Schedule RC-T.)

   If the answer to item 3 is "YES", complete the applicable items of Schedule RC-T, as follows:

   Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceeding calendar year must complete:
   .  Items 4 through 19.a quarterly,
   . Items 20 through 23 annually with the December report, and . Memorandum items 1 through 4 annually with the December report.

   Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
   . Items 4 through 23 annually with the December report, and . Memorandum items 1 through 4 annually with the December report.

   Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
   . Items 4 through 11 annually with the December report, and . Memorandum items 1 through 3 annually with the December report.

                                        ------------------------------------------------------------------------
                                            (Column A)          (Column B)          (Column C)        (Column D)
                                              Managed           Non-Managed          Number of        Number of
                                              Assets              Assets             Managed         Non-Managed
                                                                                     Accounts          Accounts
                                        ------------------------------------------------------------------------
        Dollar Amounts in Thousands     Tril Bil Mil Thou    Tril Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS                    RCFD B868            RCFD B869      RCFD B870         RCFD B871
4. Personal trust and agency accounts          19,231,000            1,714,000         19,695               974  4
5. Retirement related trust and agency
   accounts:                                    RCFD B872            RCFD B873      RCFD B874         RCFD B875
   a. Employee benefit-defined contribution       305,000           15,285,000            211             2,090  5.a
                                                RCFD B876            RCFD B877      RCFD B878         RCFD B879
   b. Employee benefit-defined benefit            870,000            6,124,000             67               427  5.b
                                                RCFD B880            RCFD B881      RCFD B882         RCFD B883
   c. Other retirement accounts                 1,674,000            4,351,000          1,712             2,943  5.c
                                                RCFD B884            RCFD B885      RCFD C001         RCFD C002
6. Corporate trust and agency accounts                  0            3,954,000              0             3,099  6
                                                RCFD B886                           RCFD B888
7. Investment management agency accounts       23,515,000                               6,047                    7
                                                RCFD B890            RCFD B891      RCFD B892         RCFD B893
8. Other fiduciary accounts                     1,438,000              148,000            375                30  8


Wells Fargo Bank National Association                                  FFIEC 031
------------------------------------------------------------               RC-29
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              ---------
FDIC Certificate Number - 03511                                           39
                                                                       ---------

Schedule RC-T--Continued


                                         (Column A)              (Column B)             (Column C)       (Column D)
                                          Managed                Non-Managed             Number of       Number of
                                           Assets                  Assets                 Managed       Non-Managed
                                                                                         Accounts         Accounts
---------------------------------------------------------------------------------------------------------------------
Dollar Amounts in Thousands        Tril | Bil | Mil | Thou  Tril | Bil | Mil | Thou

FIDUCIARY AND RELATED
ASSETS--Continued

9.  Total fiduciary accounts             RCFD B894                 RCFD B895             RCFD B896       RCFD B897
    (sum of items 4 through 8)          47,033,000                31,576,000                28,107           9,563    9
10. Custody and safekeeping                                        RCFD B898                             RCFD B899
    accounts                                                     100,481,000                                 2,900   10
11. Fiduciary accounts held in
    foreign ofices (included in          RCFN B900                 RCFN B901             RCFN B902       RCFN B903
    items 9 and 10)                              0                         0                     0               0   11


                                                                 Dollar Amounts in Thousands  RIAD      Bil | Mil |Thou
-----------------------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts                                                        B904          51,000   12
13. Retirement related trust and agency accounts:
    a. Employee benefit--defined contribution                                                 B905           1,000   13.a
    b. Employee benefit--defined benefit                                                      B906           1,000   13.b
    c. Other retirement accounts                                                              B907           1,000   13.c
14. Corporate trust and agency accounts                                                       A479           1,000   14
15. Investment management agency accounts                                                     B908           4,000   15
16. Other fiduciary accounts                                                                  A480               0   16
17. Custody and safekeeping accounts                                                          B909           3,000   17
18. Other fiduciary and related services income                                               B910               0   18
19. Total gross fiduciary and related services income (sum of items 12 through 18)
    (must equal Schedule RI, item 5.a)                                                         4070          62,000   19
    a. Fiduciary and related services income-foreign offices
       (included in item 19)                                    B912                      0                          19.a
20. Less: Expenses                                                                            C058               0   20
21. Less: Net losses from fiduciary and related services                                      A488               0   21
22. Plus: Intracompany income credits for fiduciary and related services                      B911               0   22
23. Net fiduciary and related services income                                                 A491          62,000   23


                                                                                                           Managed
Memoranda                                                                                                   Assets

                                                                 Dollar Amounts in Thousands  RCFD   Bil |  Mil |  Thou
-----------------------------------------------------------------------------------------------------------------------
1. Managed assets held in personal trust and agency accounts:
a. Non interest-bearing deposits                                                              B913         (12,000)  M.1.a
b. Interest-bearing deposits                                                                  B914           7,000   M.1.b
c. U.S. Treasury and U.S. Government agency obligations                                       B915         791,000   M.1.c
d. State, county and municipal obligations                                                    B916       2,941,000   M.1.d
e. Money market mutual funds                                                                  B917               0   M.1.e
f. Other short-term obligations                                                               B918          46,000   M.1.f
g. Other notes and bonds                                                                      B919         710,000   M.1.g
h. Common and preferred stocks                                                                B920      13,452,000   M.1.h
i. Real estate mortgages                                                                      B921          35,000   M.1.i
j. Real estate                                                                                B922       1,155,000   M.1.j
k. Miscellaneous assets                                                                       B923         106,000   M.1.k
l. Total assets of managed personal trust and agency accounts (sum of Memorandum
   items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)                        B868       19,231,00   M.1.

Wells Fargo Bank National Association                                 FFIEC 031
----------------------------------------------------------            RC-30
Legal Title of Bank
Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST             ----------
FDIC Certificate Number - 03511                                           40
                                                                      ----------
Schedule RC-T--Continued

Memoranda--Continued                                                         (Column A)              (Column B)
                                                                              Number of           Principal Amount
                                                                               Issues               Outstanding
                                        Dollar Amounts in Thousands     RCFD               RCFD    Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships                              B927          0    B928               0      M.2.a
   b. Transfer agent, registrar, paying agent, and other corporate      B929          0                              M.2.b
      agency

                                                                             (Column A)              (Column B)
                                                                              Number of            Market Value of
                                                                               Funds                  Fund Assets
                                        Dollar Amounts in Thousands     RCFD               RCFD    Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
3. Collective investment funds and
   common trust funds:
   a. Domestic equity                                                   B931          0    B932               0      M.3.a
   b. International/Global equity                                       B933          0    B934               0      M.3.b
   c. Stock/Bond blend                                                  B935          0    B936               0      M.3.c
   d. Taxable bond                                                      B937          0    B938               0      M.3.d
   e. Municipal bond                                                    B939          0    B940               0      M.3.e
   f. Short term investments/Money market                               B941          0    B942               0      M.3.f
   g. Specialty/Other                                                   B943          0    B944               0      M.3.g
   h. Total collective investment funds (sum of Memorandum
      items 3.a through 3.g)                                            B945          0    B946               0      M.3.h

                                                        (Column A)           (Column B)              (Column C)
                                                           Gross                Gross                Recoveries
                                                          Losses               Losses
                                                          Managed            Non-Managed
                                                         Accounts             Accounts
                  Dollar Amounts in Thousands    RIAD    Mil Thou       RIAD  Mil  Thou    RIAD        Mil Thou
-------------------------------------------------------------------------------------------------------------------
4. Fiduciary settlements,
   surcharges and other losses:
   a. Personal trust and agency accounts         B947           0       B948          0    B949               0      M.4.a
   b. Retirement related trust and agency
      accounts                                   B950           0       B951          0    B952               0      M.4.b
   c. Investment management agency accounts      B953           0       B954          0    B955               0      M.4.c
   d. Other fiduciary accounts and related
      services                                   B956           0       B957          0    B958               0      M.4.d
   e. Total fiduciary settlements, surcharges,
      and other losses (sum of Memorandum items
      4.a through 4.d) (sum of columns A and B
      minus column C must equal Schedule RC-T,
      Item 21)                                   B959           0       B960          0    B961               0      M.4.e


Person to whom questions about Schedule RC-T--Fiduciary and Related Services should be directed:

          Karen B. Martin, Vice President
       -----------------------------------------------------------------------
          Name and Title (TEXT B962)

          karen.b.martin@wellsfargo.com
       -----------------------------------------------------------------------
          E-mail Address (TEXT B926)

          612-667-3975                             612-667-3659
       ------------------------------------------  ---------------------------
          Telephone: Area code/phone               FAX: Area code/phone number
          number/extension (TEXT B96)              (TEXT B964)

     Optional Narrative Statement Concerning the Amounts               FFIEC 031
       Reported in the Reports of Condition and Income                 RC-31
           at close of business on March 31, 2002                      ---------
    Transmitted to EDS as 0185540 on 04/30/02 at 16:26:04 CST              41
                                                                       ---------
Wells Fargo Bank National Association San Francisco                    CA
---------------------------------------------------                    --
           Legal Title of Bank              City                     State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by the senior officer of the bank who thereby attests to its acuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the trucnation of the statements exceeding 750-character limit described above.) THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
                                                                  --------------
X = NO COMMENT Y = COMMENT                                        6979    X
                                                                  --------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
          TEXT ( 70 characters per line )
----
6980
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------

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    ----------------------------------------------------------------------------

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    ----------------------------------------------------------------------------
    Signature of Executive Officer of Bank               Date of Signature

                     THIS PAGE TO BE COMPLETED BY ALL BANKS
Transmitted to EDS as 0185540 on 04-30-02 at 16:26:04 CST
--------------------------------------------------------------------------------

                                                                     -----------
                                                                          42
                                                                     -----------
NAME AND ADDRESS OF BANK                   OMB No. For OCC: 1557-0081
                                           OMB No. For FDIC:3064-0052
                                      OMB No. For Federal Reserve: 7100-0036
Wells Fargo Bank National Association       Expiration Date: 3/31/2004
420 Montgomery Street
San Francisco, CA 94104                          SPECIAL REPORT
                                          (Dollar Amounts in Thousands)
                                ------------------------------------------------

                                CLOSE OF BUSINESS DATE   FDIC Certificate Number
                                ------------------------------------------------
                                  3/31/2002                  3511
                                ------------------------------------------------

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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Date regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a).
(Excluded the first $15,000 of Indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to diretors and principal share holders who are not executive officers.

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                                                                  ----
                                                                  FCFD
                                                                  ----
a. Number of loans made to executive officers since the
   previous Call Report date ____________________________________ 3561      1  a
b. Total dollar amount of above loans (in thousands of dollars)__ 3562    320  b
c. Range of interest charged on above loans                 From       To
                                                        ------------------------
   example: 9-3/4% = 9.75_____________________________7701 6.25%  7702   6.25% c
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   /s/ Karen B. Martin, Vice President                          4/30/02
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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT DATE (Month, Day, Year)

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FDIC 80430/53 (3/01)